                                                                    EXHIBIT 10.2

                           LOAN AND SECURITY AGREEMENT

                                 BY AND BETWEEN

                   CONGRESS FINANCIAL CORPORATION (SOUTHWEST)
                                    AS LENDER

                                       AND

                           SUPPLIES DISTRIBUTORS, INC.
                                   AS BORROWER

                              DATED: MARCH 29, 2002

                                                                    EXHIBIT 10.2

                                TABLE OF CONTENTS

                                                                                                               PAGE
SECTION 1.   DEFINITIONS.....................................................................................    1
    1.1      "Accounts"......................................................................................    1
    1.2      "Adjusted Eurodollar Rate"......................................................................    2
    1.3      "Agreement for Inventory Financing".............................................................    2
    1.4      "Availability Reserves".........................................................................    2
    1.5      "Blocked Accounts"..............................................................................    2
    1.6      "Business Day"..................................................................................    2
    1.7      "Code"..........................................................................................    2
    1.8      "Collateral"....................................................................................    2
    1.9      "Collateral Assignment of Note and Liens".......................................................    3
    1.10     "Deposit Account Control Agreement".............................................................    3
    1.11     "dollars" and "$"...............................................................................    3
    1.12     "Eligible Accounts".............................................................................    3
    1.13     "Eligible Borrower Accounts"....................................................................    3
    1.14     "Eligible Canadian Accounts"....................................................................    5
    1.15     "Environmental Laws"............................................................................    7
    1.16     "Equipment".....................................................................................    8
    1.17     "ERISA".........................................................................................    8
    1.18     "ERISA Affiliate"...............................................................................    8
    1.19     "Eurodollar Rate Loans".........................................................................    8
    1.20     "Eurodollar Rate"...............................................................................    8
    1.21     "Event of Default"..............................................................................    8
    1.22     "Excess Availability"...........................................................................    8
    1.23     "Financing Agreements"..........................................................................    9
    1.24     "Foreign Subsidiary"............................................................................    9
    1.25     "GAAP"..........................................................................................    9
    1.26     "Guarantor".....................................................................................    9
    1.27     "Holdings"......................................................................................    9
    1.28     "IBM"...........................................................................................    9
    1.29     "IBM Credit"....................................................................................    9
    1.30     "IBM Loan Documents" shall have the meaning set forth in Section 4.1(q) hereof..................    9
    1.31     "IBM Master Distributor Agreement"..............................................................    9
    1.32     "Information Certificate"......................................................................    10
    1.33     "Intellectual Property"........................................................................    10
    1.34     "Interest Period"..............................................................................    10
    1.35     "Interest Rate"................................................................................    10
    1.36     "Intercreditor Agreement"......................................................................    10
    1.37     "Inventory"....................................................................................    11
    1.38     "Loans"........................................................................................    11
    1.39     "Management Agreement".........................................................................    11
    1.40     "Maximum Credit"...............................................................................    11

                                                                    EXHIBIT 10.2

    1.41     "Modified Net Worth"...........................................................................    11
    1.42     "Net Amount"...................................................................................    11
    1.43     "Net Worth"....................................................................................    11
    1.44     "Obligations"..................................................................................    11
    1.45     "Obligor"......................................................................................    12
    1.46     "Other Documents" shall have the meaning set forth in Section 4.1(r) hereof....................    12
    1.47     "Payment Account"..............................................................................    12
    1.48     "Permitted Intercompany Loans".................................................................    12
    1.49     "Person" or "person"...........................................................................    13
    1.50     "PFS"..........................................................................................    13
    1.51     "PFS Subordinated Demand Note".................................................................    13
    1.52     "PFS Subordinated Note Documents" shall have the meaning set forth in Section 4.1(s) hereof....    13
    1.53     "PFSweb".......................................................................................    13
    1.54     "Prime Rate"...................................................................................    13
    1.55     "Prime Rate Loans".............................................................................    13
    1.56     "Qualifying Subsidiary"........................................................................    13
    1.57     "Real Property"................................................................................    13
    1.58     "Receivables"..................................................................................    13
    1.59     "Records"......................................................................................    14
    1.60     "Reference Bank"...............................................................................    14
    1.61     "Revolving Loans"..............................................................................    14
    1.62     "Revolving Loans Permanent Reserve"............................................................    14
    1.63     "Sales Force Agreement"........................................................................    14
    1.64     "Supplies Canada"..............................................................................    14
    1.65     "Supplies Canada Note".........................................................................    14
    1.66     "Supplies Canada Note Documents" shall have the meaning set forth in Section 4.1(p) hereof.....    15
    1.67     "Tax Distributions"............................................................................    15
    1.68     "30 Day Average Excess Availability"...........................................................    15
    1.69     "UCC"..........................................................................................    15
    1.70     "Value"........................................................................................    15

SECTION 2.   CREDIT FACILITIES..............................................................................    15
    2.1      Revolving Loans................................................................................    15
    2.2      Availability Reserves..........................................................................    16

SECTION 3.   INTEREST AND FEES..............................................................................    16
    3.1      Interest.......................................................................................    16
    3.2      Closing Fee....................................................................................    18
    3.3      Servicing Fee..................................................................................    18
    3.4      Unused Line Fee................................................................................    18
    3.5      Changes in Laws and Increased Costs of Loans...................................................    18

                                                                    EXHIBIT 10.2

SECTION 4.   CONDITIONS PRECEDENT...........................................................................    19
    4.1      Conditions Precedent to Initial Loans..........................................................    19
    4.2      Conditions Precedent to All Loans..............................................................    21

SECTION 5.   GRANT and perfection of SECURITY INTEREST......................................................    22
    5.1      Grant of Security Interest.....................................................................    22
    5.2      Perfection of Security Interests...............................................................    23

SECTION 6.   COLLECTION AND ADMINISTRATION..................................................................    27
    6.1      Borrower's Loan Account........................................................................    27
    6.2      Statements.....................................................................................    27
    6.3      Collection of Accounts.........................................................................    27
    6.4      Payments.......................................................................................    28
    6.5      Authorization to Make Loans....................................................................    28
    6.6      Use of Proceeds................................................................................    29

SECTION 7.   COLLATERAL REPORTING AND COVENANTS.............................................................    29
    7.1      Collateral Reporting...........................................................................    29
    7.2      Accounts Covenants.............................................................................    29
    7.3      Inventory Covenants............................................................................    31
    7.4      Equipment and Real Property Covenants..........................................................    31
    7.5      Power of Attorney..............................................................................    32
    7.6      Right to Cure..................................................................................    33
    7.7      Access to Premises.............................................................................    33

SECTION 8.   REPRESENTATIONS AND WARRANTIES.................................................................    33
    8.1      Corporate Existence, Power and Authority; Subsidiaries.........................................    33
    8.2      Financial Statements; No Material Adverse Change...............................................    34
    8.3      Name; State of Organization; Chief Executive Office; Collateral Locations......................    34
    8.4      Priority of Liens; Title to Properties.........................................................    34
    8.5      Tax Returns....................................................................................    35
    8.6      Litigation.....................................................................................    35
    8.7      Compliance with Other Agreements and Applicable Laws...........................................    35
    8.8      Bank Accounts..................................................................................    35
    8.9      Environmental Compliance.......................................................................    35
    8.10     Employee Benefits..............................................................................    36
    8.11     Capitalization.................................................................................    37
    8.12     Intellectual Property..........................................................................    37
    8.13     Accuracy and Completeness of Information.......................................................    38
    8.14     Survival of Warranties; Cumulative.............................................................    38

SECTION 9.   AFFIRMATIVE AND NEGATIVE COVENANTS.............................................................    38
    9.1      Maintenance of Existence.......................................................................    38
    9.2      New Collateral Locations.......................................................................    39
    9.3      Compliance with Laws, Regulations, Etc.........................................................    39

                                                                    EXHIBIT 10.2

    9.4      Payment of Taxes and Claims....................................................................    40
    9.5      Insurance......................................................................................    40
    9.6      Financial Statements and Other Information.....................................................    41
    9.7      Sale of Assets, Consolidation, Merger, Dissolution, Etc........................................    42
    9.8      Encumbrances...................................................................................    42
    9.9      Indebtedness...................................................................................    43
    9.10     Loans, Investments, Guarantees, Etc............................................................    44
    9.11     Dividends and Redemptions......................................................................    45
    9.12     Transactions with Affiliates...................................................................    45
    9.13     Additional Bank Accounts.......................................................................    46
    9.14     Net Worth......................................................................................    46
    9.15     Compliance with ERISA..........................................................................    46
    9.16     Costs and Expenses.............................................................................    47
    9.17     Compliance with Other Documents................................................................    47
    9.18     Amendments to Other Documents..................................................................    47
    9.19     Ownership of Supplies Canada...................................................................    48
    9.20     Further Assurances.............................................................................    48

SECTION 10.   EVENTS OF DEFAULT AND REMEDIES................................................................    48
    10.1     Events of Default..............................................................................    48
    10.2     Remedies.......................................................................................    50

SECTION 11.   JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW..................................    51
    11.1     Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver..........................    51
    11.2     Waiver of Notices..............................................................................    52
    11.3     Amendments and Waivers.........................................................................    53
    11.4     Waiver of Counterclaims........................................................................    53
    11.5     Indemnification................................................................................    53

SECTION 12.   TERM OF AGREEMENT; MISCELLANEOUS..............................................................    53
    12.1     Term...........................................................................................    53
    12.2     Notices........................................................................................    55
    12.3     Partial Invalidity.............................................................................    55
    12.4     Successors.....................................................................................    55
    12.5     Entire Agreement...............................................................................    55
    12.6     NONAPPLICABILITY OF ARTICLE 5069-15.01 ET SEQ..................................................    56
    12.7     WAIVER OF CONSUMER RIGHTS......................................................................    56
    12.8     ORAL AGREEMENTS INEFFECTIVE....................................................................    56

                                                                    EXHIBIT 10.2

                                    INDEX TO
                             EXHIBITS AND SCHEDULES

                  Exhibit A              Information Certificate

                  Schedule 7.3           Inventory Locations

                  Schedule 8.4           Existing Liens

                  Schedule 8.8           Bank Accounts

                  Schedule 8.9           Environmental Compliance

                  Schedule 8.11(a)       Capitalization

                  Schedule 8.12          Intellectual Property

                  Schedule 9.10          Existing Loans, Advances and Guarantees

                                                                    EXHIBIT 10.2

                           LOAN AND SECURITY AGREEMENT

         This Loan and Security Agreement dated March 29, 2002 is entered into by and between Congress Financial Corporation (Southwest), a Texas corporation ("Lender"), and Supplies Distributors, Inc., a Delaware corporation ("Borrower").

                              W I T N E S S E T H:

         WHEREAS, Borrower has requested that Lender enter into certain financing arrangements with Borrower pursuant to which Lender may make loans and provide other financial accommodations to Borrower; and

         WHEREAS, Lender is willing to make such loans and provide such financial accommodations on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

         All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires. All references to Borrower and Lender pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof", "herein," "hereunder," "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. The word "including" when used in this Agreement shall mean "including, without limitation". An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 11.3 or is cured in a manner satisfactory to Lender, if such Event of Default is capable of being cured as determined by Lender. Any accounting term used herein unless otherwise defined in this Agreement shall have the meanings customarily given to such term in accordance with GAAP. For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

         1.1 "Accounts" shall mean, all present and future rights of Borrower and/or Supplies Canada, as applicable, to payment of a monetary obligation, whether or not earned by performance, which is not evidenced by chattel paper or an instrument, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, (c) for a secondary obligation incurred or to be incurred, or
(d) arising out of the use of a credit or charge card or information contained on or for use with the card.

                                                                    EXHIBIT 10.2

         1.2 "Adjusted Eurodollar Rate" shall mean, with respect to each Interest Period for any Eurodollar Rate Loan, the rate per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one (1%) percent) determined by dividing (a) the Eurodollar Rate for such Interest Period by (b) a percentage equal to: (i) one (1) minus (ii) the Reserve Percentage. For purposes hereof, "Reserve Percentage" shall mean the reserve percentage, expressed as a decimal, prescribed by any United States or foreign banking authority for determining the reserve requirement which is or would be applicable to deposits of United States dollars in a non-United States or an international banking office of Reference Bank used to fund a Eurodollar Rate Loan or any Eurodollar Rate Loan made with the proceeds of such deposit, whether or not the Reference Bank actually holds or has made any such deposits or loans. The Adjusted Eurodollar Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

         1.3 "Agreement for Inventory Financing" shall mean that certain Agreement for Inventory Financing, dated as of March 29, 2002, by and among IBM Credit, Holdings, Borrower, PFS, PFSweb and Inventory Financing Partners, LLC, a Delaware limited liability company, with its principal place of business at 500 North Central Expressway, Plano, Texas 75074.

         1.4 "Availability Reserves" shall mean, as of any date of determination, such amounts as Lender may from time to time establish and revise in good faith reducing the amount of Revolving Loans which would otherwise be available to Borrower under the lending formula(s) provided for herein: (a) to reflect events, conditions, contingencies or risks which, as determined by Lender in good faith, do or may affect either (i) the Collateral or any other property which is security for the Obligations or its value, (ii) the assets, business or prospects of Borrower or any Obligor or (iii) the security interests and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof) or (b) to reflect Lender's good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any Obligor to Lender is or may have been incomplete, inaccurate or misleading in any material respect or (c) in respect of any state of facts which Lender determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

         1.5      "Blocked Accounts" shall have the meaning set forth in Section
6.3 hereof.

         1.6 "Business Day" shall mean any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to close under the laws of the State of Texas, and a day on which the Reference Bank and Lender are open for the transaction of business, except that if a determination of a Business Day shall relate to any Eurodollar Rate Loans, the term Business Day shall also exclude any day on which banks are closed for dealings in dollar deposits in the London interbank market or other applicable Eurodollar Rate market.

         1.7 "Code" shall mean the Internal Revenue Code of 1986, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

         1.8      "Collateral" shall have the meaning set forth in
Section 5 hereof.

                                                                    EXHIBIT 10.2

         1.9 "Collateral Assignment of Note and Liens" shall have the meaning set forth in Section 4.1(o) hereof.

         1.10 "Deposit Account Control Agreement" shall mean an agreement in writing, in form and substance satisfactory to Lender, by and among Lender, Borrower or an Obligor with a deposit account at any bank and the bank at which such deposit account is at any time maintained which provides that such bank will comply with instructions originated by Lender directing disposition of the funds in the deposit account without further consent by Borrower or such Obligor and such other terms and conditions as Lender may require, including as to any such agreement with respect to any Blocked Account, providing that all items received or deposited in the Blocked Accounts are the property of Lender, that the bank has no lien upon, or right to setoff against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the bank will wire, or otherwise transfer, in immediately available funds, on a daily basis to the Payment Account all funds received or deposited into the Blocked Accounts.

         1.11 "dollars" and "$" shall mean lawful money of the United States of America, unless otherwise specified.

         1.12 "Eligible Accounts" shall mean Eligible Borrower Accounts and Eligible Canadian Accounts.

         1.13 "Eligible Borrower Accounts" shall mean Accounts created by Borrower which are and continue to be acceptable to Lender based on the criteria set forth below. In general, Accounts shall be Eligible Borrower Accounts if:

                  (a) such Accounts arise from the actual and bona fide sale and delivery of goods by Borrower or rendition of services by Borrower in the ordinary course of its business which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;

                  (b)      such Accounts are not unpaid more than (i) ninety
(90) days after the date of the original invoice for them, or (ii) sixty (60) days past the original due date thereof;

                  (c) such Accounts comply with the terms and conditions contained in Section 7.2(c) of this Agreement;

                  (d) such Accounts do not arise from sales on consignment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the account debtor may be conditional or contingent;

                  (e) the chief executive office or, at the Lender's option, the principal place of business of the account debtor with respect to such Accounts is located in the United States of America or Canada, or, at Lender's option, if (i) either: (A) the account debtor has delivered to Borrower an irrevocable letter of credit issued or confirmed by a bank satisfactory to Lender and payable only in the United States of America and in U.S. dollars, sufficient to cover such Account, in form and substance satisfactory to Lender and, if required by Lender, the original of

                                                                    EXHIBIT 10.2

such letter of credit has been delivered to Lender or Lender's agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender, or (B) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms and in an amount acceptable to Lender, or (C) such Account is otherwise acceptable in all respects to Lender (subject to such lending formula with respect thereto as Lender may determine); or (ii) the account debtors with respect to such Accounts are foreign subsidiaries of IBM, such Accounts are billed in United States dollars and collected in the United States and the aggregate amount of all such Accounts, including all accounts under clause (e)(ii) of the definition Eligible Canadian Accounts, does not exceed $1,117,000;

                  (f) such Accounts do not consist of progress billings, bill and hold invoices or retainage invoices, except as to bill and hold invoices, if Lender shall have received an agreement in writing from the account debtor, in form and substance satisfactory to Lender, confirming the unconditional obligation of the account debtor to take the goods related thereto and pay such invoice;

                  (g) the account debtor with respect to such Accounts has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to, any right of setoff against such Accounts, which, in the case of IBM, has not been waived on terms and conditions satisfactory to Lender (but the portion of the Accounts of such account debtor in excess of the amount at any time and from time to time disputed, owed by Borrower to such account debtor or claimed owed by such account debtor may be deemed Eligible Borrower Accounts);

                  (h) there are no facts, events or occurrences which would impair the validity, enforceability or collectability of such Accounts or reduce the amount payable or delay payment thereunder;

                  (i) such Accounts are subject to the first priority, valid and perfected security interest of Lender and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those permitted in this Agreement;

                  (j) neither the account debtor nor any officer or employee of the account debtor with respect to such Accounts is an officer, employee or agent of or affiliated with Borrower directly or indirectly by virtue of family membership, ownership, control, management or otherwise;

                  (k) the account debtors with respect to such Accounts are not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, if the account debtor is either the United States of America, any State, political subdivision, department, agency or instrumentality thereof or Canada, including any federal, provincial or municipal authority, agency or department thereof, upon Lender's request, either the Federal Assignment of Claims Act of 1940 or the applicable financial administration act or similar legislation, if any, governing the assignment and granting of security interest in crown receivables so as to assure the rights of Lender as the first priority security

                                                                    EXHIBIT 10.2

holder, as applicable, in each case, as amended or any similar State or local law, if applicable, has been complied with in a manner satisfactory to Lender;

                  (l) there are no proceedings or actions which are threatened or pending against the account debtors with respect to such Accounts which might result in any material adverse change in any such account debtor's financial condition;

                  (m) such Accounts of a single account debtor or its affiliates do not constitute more than thirty (30%) percent of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of such percentage may be deemed Eligible Borrower Accounts);

                  (n) such Accounts are not owed by an account debtor who has Accounts unpaid more than ninety (90) days after the date of the original invoice for them or sixty (60) days past the original due date thereof which constitute more than fifty (50%) percent of the total Accounts of such account debtor;

                  (o) such Accounts are owed by account debtors whose total indebtedness to Borrower and Supplies Canada does not exceed the credit limit with respect to such account debtors as determined by Lender from time to time (but the portion of the Accounts not in excess of such credit limit may be deemed Eligible Borrower Accounts); and

                  (p) such Accounts are owed by account debtors deemed creditworthy at all times by Lender, as determined by Lender.

General criteria for Eligible Borrower Accounts may be established and revised from time to time by Lender in good faith. Any Accounts which are not Eligible Borrower Accounts shall nevertheless be part of the Collateral.

         1.14 "Eligible Canadian Accounts" shall mean Accounts created by Supplies Canada which are and continue to be acceptable to Lender based on the criteria set forth below. In general, Accounts shall be Eligible Canadian Accounts if:

                  (a) such Accounts arise from the actual and bona fide sale and delivery of goods by Supplies Canada or rendition of services by Supplies Canada in the ordinary course of its business which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;

                  (b)      such Accounts are not unpaid more than (i) ninety
(90) days after the date of the original invoice for them, or (ii) sixty (60) days past the original due date thereof;

                  (c) such Accounts comply with the terms and conditions contained in Section 7.2(c) of this Agreement;

                  (d) such Accounts do not arise from sales on consignment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the account debtor may be conditional or contingent;

                                                                    EXHIBIT 10.2

                  (e) the chief executive office or, at the Lender's option, the principal place of business of the account debtor with respect to such Accounts is located in the United States of America or Canada, or, at Lender's option, if (i) either: (A) the account debtor has delivered to Supplies Canada an irrevocable letter of credit issued or confirmed by a bank satisfactory to Lender and payable only in the United States of America and in U.S. dollars or Canadian dollars, sufficient to cover such Account, in form and substance satisfactory to Lender and, if required by Lender, the original of such letter of credit has been delivered to Lender or Lender's agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender, or (B) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms and in an amount acceptable to Lender, or (C) such Account is otherwise acceptable in all respects to Lender (subject to such lending formula with respect thereto as Lender may determine); or (ii) the account debtor with respect to such Accounts is a foreign subsidiary of IBM, such Accounts are billed in United States dollars or Canadian dollars and collected in the United States or Canada and the aggregate amount of all such Accounts, together with all accounts under clause (e)(ii) of the definition Eligible Borrower Accounts, does not exceed $1,117,000;

                  (f) such Accounts do not consist of progress billings, bill and hold invoice or retainage invoices, except as to bill and hold invoices, if Lender shall have received an agreement in writing from the account debtor, in form and substance satisfactory to Lender, confirming the unconditional obligation of the account debtor to take the goods related thereto and pay such invoice;

                  (g) the account debtor with respect to such Accounts has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to, any right to setoff against such Accounts, which, in the case of IBM, has not been waived on terms and conditions satisfactory to Lender (but the portion of the Accounts of such account debtor in excess of the amount at any time and from time to time disputed, owed by Borrower to such account debtor or claimed owed by such account debtor may be deemed Eligible Canadian Accounts);

                  (h) there are no facts, events or occurrence which would impair the validity, enforceability or collectability of such Accounts or reduce the amount payable or delay payment thereunder;

                  (i) such Accounts are subject to the first priority, valid and perfected security interest of Borrower, which first priority, valid and perfected security interest of Borrower has in turn been validly assigned to Lender pursuant to the Collateral Assignment of Notes and Liens, and any goods giving rise thereto are not, and were not at the time of sale thereof, subject to any liens except those permitted in this Agreement;

                  (j) neither the account debtor nor the officer or employee of the account debtor with respect to such Accounts is an officer, employee or agent of or affiliated with Supplies Canada or Borrower directly or indirectly by virtue of family membership, ownership, control, management or otherwise;

                                                                    EXHIBIT 10.2

                  (k) the account debtors with respect to such Accounts are not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, if the account debtor is either the United States of America, any State, political subdivision, department, agency or instrumentality thereof or Canada, including any federal, provincial or municipal authority, agency or department thereof, upon Lender's request, either the Federal Assignment of Claims Act of 1940 or the applicable financial administration act or similar legislation, if any, governing the assignment and granting of security interest in crown receivables so as to assure the rights of Lender as the first priority security holder, as applicable, in each case as amended or any similar State or local law, if applicable, has been complied with in a manner satisfactory to Lender;

                  (l) there are not proceedings or actions which are threatened or pending against the account debtors with respect to such Accounts which might result in any material adverse change in any such account debtor's financial condition;

                  (m) such Accounts of a single account debtor or its affiliates do not constitute more than thirty (30%) percent of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of such percentage may be deemed Eligible Canadian Accounts;

                  (n) such Accounts are not owned by an account debtor who has Accounts unpaid more than ninety (90) days after the date of the original invoice for them or sixty (60) days past the original due date thereof which constitute more than fifty (50%) percent of the total Accounts of such account debtor;

                  (o) such Accounts are owed by account debtors whose total indebtedness to Supplies Canada and Borrower do not exceed the credit limit with respect to such account debtors as determined by Lender from time to time (but the portion of the Accounts not in excess of such credit limit may be deemed Eligible Canadian Accounts); and

                  (p) such Accounts are owed by account debtors deemed creditworthy at all times by Lender, as determined by Lender.

General criteria for Eligible Canadian Accounts may be established and revised from time to time by Lender in good faith.

         1.15 "Environmental Laws" shall mean all foreign, Federal, State and local laws (including common law), legislation, rules, codes, licenses, permits (including any conditions imposed therein), authorizations, judicial or administrative decisions, injunctions or agreements between Borrower and any governmental authority, (a) relating to pollution and the protection, preservation or restoration of the environment (including air, water vapor, surface water, ground water, drinking water, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or to human health or safety, (b) relating to the exposure to, or the use, storage, recycling, treatment, generation, manufacture, processing, distribution, transportation, handling, labeling, production, release or disposal, or threatened release, of Hazardous Materials, or (c) relating to all laws with regard to recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials. The term "Environmental

                                                                    EXHIBIT 10.2

Laws" includes (i) the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Federal Superfund Amendments and Reauthorization Act, the Federal Water Pollution Control Act of 1972, the Federal Clean Water Act, the Federal Clean Air Act, the Federal Resource Conservation and Recovery Act of 1976 (including the Hazardous and Solid Waste Amendments thereto), the Federal Solid Waste Disposal and the Federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, and the Federal Safe Drinking Water Act of 1974, (ii) applicable state counterparts to such laws, and (iii) any common law or equitable doctrine that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Hazardous Materials.

         1.16 "Equipment" shall mean all of Borrower's now owned and hereafter acquired equipment, wherever located, including machinery, data processing and computer equipment (whether owned or licensed and including embedded software), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

         1.17 "ERISA" shall mean the United States Employee Retirement Income Security Act of 1974, as the same now exists or may hereafter from time to time be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

         1.18 "ERISA Affiliate" shall mean any person required to be aggregated with Borrower or any of its Subsidiaries under Sections 414(b), 414(c), 414(m) or 414(o) of the Code.

         1.19 "Eurodollar Rate Loans" shall mean any Loans or portion thereof on which interest is payable based on the Adjusted Eurodollar Rate in accordance with the terms hereof.

         1.20 "Eurodollar Rate" shall mean with respect to the Interest Period for a Eurodollar Rate Loan, the interest rate per annum equal to the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one (1%) percent) at which Reference Bank is offered deposits of United States dollars in the London interbank market (or other Eurodollar Rate market selected by Borrower and approved by Lender) on or about 9:00 a.m. (New York time) two (2) Business Days prior to the commencement of such Interest Period in amounts substantially equal to the principal amount of the Eurodollar Rate Loans requested by and available to Borrower in accordance with this Agreement, with a maturity of comparable duration to the Interest Period selected by Borrower.

         1.21 "Event of Default" shall mean the occurrence or existence of any event or condition described in Section 10.1 hereof.

         1.22 "Excess Availability" shall mean the amount, as determined by Lender, calculated at any time, equal to: (a) the lesser of (i) the amount of the Revolving Loans available to Borrower as of such time based on the applicable lending formulas multiplied by the Net Amount of Eligible Accounts, as determined by Lender, and subject to the sublimits and Availability Reserves from time to time established by Lender hereunder and (ii) the Maximum Credit, minus

                                                                    EXHIBIT 10.2

(b) the sum of: (i) the amount of all then outstanding and unpaid Obligations, plus (ii) the aggregate amount of all trade payables of Borrower which are more than sixty (60) days past due as of such time plus (iii) the amount of checks issued by Borrower to pay trade payables, but not yet sent and the book overdraft of Borrower; provided, however, that in determining Excess Availability for purposes of Section 9.4, only the amount, if any, by which such book overdraft exceeds $100,000 shall be included in this clause (iii).

         1.23 "Financing Agreements" shall mean, collectively, this Agreement and all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Borrower or any Obligor in connection with this Agreement, as well as such documents now or hereafter executed and/or delivered by Supplies Canada in connection with its borrowings from Borrower, to the extent assigned from Borrower to Lender, as any of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.24 "Foreign Subsidiary" shall mean any wholly-owned subsidiary of Borrower that is organized under the laws of any jurisdiction other than the United States, any state or territory thereof or the District of Columbia.

         1.25 "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination consistently applied, except that, for purposes of Sections 9.14 and 9.15 hereof, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements delivered to Lender prior to the date hereof.

         1.26 "Guarantor" shall mean individually, collectively and jointly and severally, PFS, Holdings and PFSWeb.

         1.27 "Holdings" shall mean Business Supplies Distributors Holdings, LLC, a Delaware limited liability company.

         1.28 "IBM" shall mean International Business Machines Corporation, a New York corporation, with its principal place of business at New Orchard Road, Armonk, New York 10504, and unless otherwise indicated by the context, its subsidiaries.

         1.29 "IBM Credit" shall mean IBM Credit Corporation, a Delaware corporation, with a place of business at 4000 Executive Parkway, Third Floor, San Ramon, California 94583.

         1.30     "IBM Loan Documents" shall have the meaning set forth in
Section 4.1(p) hereof.

         1.31 "IBM Master Distributor Agreement"shall mean that certain Master Distributor Agreement, dated as of August 14, 2001, by and between IBM, PFS and Borrower.

                                                                    EXHIBIT 10.2

         1.32 "Information Certificate" shall mean the Information Certificate of Borrower, Supplies Canada and each Guarantor, collectively, constituting Exhibit A hereto containing material information with respect to Borrower, Supplies Canada, each Guarantor, each of their respective businesses and assets provided by or on behalf of Borrower to Lender in connection with the preparation of this Agreement and the other Financing Agreements and the financing arrangements provided for herein.

         1.33 "Intellectual Property" shall mean Borrower's now owned and hereafter arising or acquired: patents, patent rights, patent applications, copyrights, works which are the subject matter of copyrights, copyright registrations, trademarks, trade names, trade styles, trademark and service mark applications, and licenses and rights to use any of the foregoing; all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing; all rights to sue for past, present and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill (including any goodwill associated with any trademark or the license of any trademark); customer and other lists in whatever form maintained; trade secret rights, copyright rights, rights in works of authorship, domain names and domain name registration; software and contract rights relating to computer software programs, in whatever form created or maintained.

         1.34 "Interest Period" shall mean for any Eurodollar Rate Loan, a period of approximately one (1), two (2), or three (3) months duration as Borrower may elect, the exact duration to be determined in accordance with the customary practice in the applicable Eurodollar Rate market; provided, that, Borrower may not elect an Interest Period which will end after the last day of the then-current term of this Agreement.

         1.35 "Interest Rate" shall mean, as to Prime Rate Loans, a rate of one quarter-of one percent (.25%) per annum in excess of the Prime Rate and, as to Eurodollar Rate Loans, a rate of three percent (3%) per annum in excess of the Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrower as in effect three (3) Business Days after the date of receipt by Lender of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower); provided, that, the Interest Rate shall mean the rate of two and one-quarter percent (2.25%) per annum in excess of the Prime Rate as to Prime Rate Loans and the rate of five percent (5%) per annum in excess of the Adjusted Eurodollar Rate as to Eurodollar Rate Loans, at Lender's option, without notice, (a) for the period (i) from and after the date of termination or non-renewal hereof until Lender has received full and final payment of all obligations (notwithstanding entry of a judgment against Borrower) and (ii) from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by Lender, and (b) on the Revolving Loans at any time outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es), arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default).

         1.36     "Intercreditor Agreement" is defined in Section 4.1(h) hereof.

                                                                    EXHIBIT 10.2

         1.37 "Inventory" shall mean all of Borrower's now owned and hereafter existing or acquired raw materials, work in process, finished goods and all other inventory of whatsoever kind or nature, wherever located.

         1.38     "Loans" shall mean the Revolving Loans.

         1.39 "Management Agreement" shall mean (i) that certain IBM Transaction Management Services Agreement, dated as of August 14, 2001, as amended by that certain Amendment No. 1 IBM Transaction Management Services Agreement; and (ii) that certain Statement of Work for: IBM Transaction Management Services dated as of August 14, 2001 by and between PFS, its subsidiaries and affiliates and Borrower and its subsidiaries and affiliates, in each case, as amended from time to time in accordance with the provisions hereof.

         1.40     "Maximum Credit" shall mean the amount of $25,000,000.

         1.41 "Modified Net Worth" shall mean as to any Person, at any time, in accordance with GAAP, on a consolidated basis for such Person and its subsidiaries (if any), the amount equal to (i) the Net Worth of such Person, minus (ii) the balance of currency translation and transaction adjustments included in shareholders' equity such as accumulated other comprehensive income
(loss) or unrealized gain (loss) on investment.

         1.42 "Net Amount" shall mean with respect to Eligible Borrower Accounts and/or Eligible Canadian Accounts, as the case may be, the gross amount of Eligible Accounts less (a) at Lender's discretion and upon notice to Borrower, sales, excise, goods and services, value added or similar taxes included in the amount thereof and (b) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto.

         1.43 "Net Worth" shall mean as to any Person, at any time, in accordance with GAAP, on a consolidated basis for such Person and its subsidiaries (if any), the amount equal to (i) the aggregate net book value of all assets of such Person and its subsidiaries, calculating the book value of inventory for this purpose on a weighted average cost basis or, at Lender's request, on a first-in-first-out basis, after deducting from such book values all appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization), minus (ii) the aggregate amount of the indebtedness or other liabilities of such Person and its subsidiaries (including tax and other proper accruals).

         1.44 "Obligations" shall mean any and all Revolving Loans and all other obligations, liabilities and indebtedness of every kind, nature and description owing by Borrower to Lender and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of this Agreement or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in

                                                                    EXHIBIT 10.2

whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Lender.

         1.45 "Obligor" shall mean any guarantor, endorser, acceptor, surety or other person liable on or with respect to the Obligations or who is the owner of any property which is security for the Obligations, other than Borrower.

         1.46 "Other Documents" shall have the meaning set forth in Section 4.1(q) hereof.

         1.47 "Payment Account" shall mean account no. 021-000-021 of Lender at JPMorgan Chase Bank or such other account of Lender as Lender may from time to time designate to Borrower as the Payment Account for purposes of this Agreement and the other Financing Agreements.

         1.48 "Permitted Intercompany Loans" shall mean loans, advances, transfers and investments by Borrower in, with or to a Qualifying Subsidiary; provided that (i) each of Borrower and such Qualifying Subsidiary is solvent after giving effect thereto, (ii) each of Borrower and such Qualifying Subsidiary has received reasonable equivalent value in exchange for the transfers made and obligations incurred by it in connection therewith, (iii) loans, transfers or advances to or investments (excluding accumulated earnings) in any Qualifying Subsidiary do not exceed in the aggregate the amount set forth below for such Qualifying Subsidiary:

--------------------------------------------------------------------------------
Supplies Canada                                $5,000,000
--------------------------------------------------------------------------------
Supplies Distributors, S.A.                    $8,500,000
--------------------------------------------------------------------------------
Business Supplies Distributors Europe B.V.     $1,500,000
--------------------------------------------------------------------------------
Any other Qualifying Subsidiary                $0 (or such other amount as
                                               Lender shall designate in
                                               writing at the time it consents
                                               to the designation of such
                                               subsidiary as a Qualifying
                                               Subsidiary)
--------------------------------------------------------------------------------

(iv) each such loan, transfer, advance or investment to Supplies Canada shall be evidenced by a demand promissory note made by Supplies Canada and secured by a valid and perfected lien on the assets of Supplies Canada (and not capitalized into equity except as permitted pursuant to Section 9.10 hereof), and the Borrowers rights with respect thereto shall have been collaterally assigned to Lender, all on terms and conditions and pursuant to documents satisfactory to Lender; and (v) no Event of Default shall have occurred and be continuing at the time thereof, or after giving effect thereto.

                                                                    EXHIBIT 10.2

                  As used herein, "solvent" shall mean that Borrower and the applicable Qualifying Subsidiary are each able to pay its respective debts as they mature and has (and has reason to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its respective business and all businesses in which it is about to engage. The assets and properties of each of Borrower and such Qualifying Subsidiary at a fair valuation and at their present fair salable value are, and will be, greater than the indebtedness of each of Borrower and such Qualifying Subsidiary, as applicable, and including subordinated and contingent liabilities computed at the amount which, to the best of such entity's knowledge, represents an amount which can reasonably be expected to become an actual or matured liability.

         1.49 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

         1.50 "PFS" shall mean Priority Fulfillment Services, Inc., a Delaware corporation, with its principal place of business at 500 North Central Expressway, Plano, Texas 75074.

         1.51 "PFS Subordinated Demand Note" shall have the meaning set forth in Section 9.9(e) hereof.

         1.52 "PFS Subordinated Note Documents" shall have the meaning set forth in Section 4.1(r) hereof.

         1.53 "PFSweb" shall mean PFSweb, Inc., a Delaware corporation, with its principal place of business at 500 North Central Expressway, Plano, Texas 75074.

         1.54 "Prime Rate" shall mean the rate from time to time publicly announced by First Union National Bank, or its successors, at its office in Charlotte, North Carolina, as its prime rate, whether or not such announced rate is the best rate available at such bank.

         1.55 "Prime Rate Loans" shall mean any Loans or portion thereof on which interest is payable based on the Prime Rate in accordance with the terms thereof.

         1.56 "Qualifying Subsidiary"shall mean Supplies Canada, Supplies Distributors, S.A., and Business Supplies Distributors Europe B.V., so long as they are wholly-owned subsidiaries of Borrower, and such other wholly-owned subsidiaries of Borrower as Lender shall consent to in writing from time to time.

         1.57 "Real Property" shall mean all now owned and hereafter acquired real property of Borrower, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located.

         1.58 "Receivables" shall mean all of the following now owned or hereafter arising or acquired property of Borrower: (a) all Accounts; (b) all interest, fees, late charges, penalties,

                                                                    EXHIBIT 10.2

collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (c) all payment intangibles of Borrower; (d) letters of credit, indemnities, guarantees, security or other deposits and proceeds thereof issued payable to Borrower or otherwise in favor of or delivered to Borrower in connection with any Account; or (e) all other accounts, contract rights, chattel paper, instruments, notes, general intangibles and other forms of obligations owing to Borrower, whether from the sale and lease of goods or other property, licensing of any property (including Intellectual Property or other general intangibles), rendition of services or from loans or advances by Borrower or to or for the benefit of any third person (including loans or advances to any affiliates or subsidiaries of Borrower) or otherwise associated with any Accounts, Inventory or general intangibles of Borrower (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to Borrower in connection with the termination of any Plan or other employee benefit plan and any other amounts payable to Borrower from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which Borrower is a beneficiary).

         1.59 "Records" shall mean all of Borrower's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Borrower with respect to the foregoing maintained with or by any other person).

         1.60 "Reference Bank" shall mean First Union National Bank, or such other bank as Lender may from time to time designate.

         1.61 "Revolving Loans" shall mean the loans now or hereafter made by Lender to or for the benefit of Borrower on a revolving basis (involving advances, repayments and readvances) as set forth in Section 2.1 hereof.

         1.62 "Revolving Loans Permanent Reserve" shall mean an amount equal to $1,000,000.

         1.63 "Sales Force Agreement" shall mean that certain Sales Force Services Agreement, dated as of August 20, 2001, by and between Borrower and Global Marketing Services, Inc., an Arizona corporation, having an address at 4711 East Marston Drive, Paradise Valley, Arizona 85253.

         1.64 "Supplies Canada" shall mean Supplies Distributors of Canada, Inc., a corporation organized under the laws of Ontario, Canada.

         1.65     "Supplies Canada Note" shall have the meaning set forth in
Section 4.1(n) hereof.

                                                                    EXHIBIT 10.2

         1.66 "Supplies Canada Note Documents" shall have the meaning set forth in Section 4.1(o) hereof.

         1.67 "Tax Distributions" shall mean cash distributions from Borrower to Holdings and the corresponding distribution to the members of Holdings that, in any fiscal year, do not exceed Borrower's income, multiplied by the maximum combined state and federal income tax rate applicable to the members of Holdings. Tax Distributions may be paid in four (4) estimated quarterly installments contemporaneously with the obligations of the members of Holdings to pay estimated taxes based upon Holdings' projected taxable income for each such quarter. If the actual annual income for Holdings exceeds the sum of the quarterly estimations of income, then contemporaneously with the filing of the members of Holdings' annual federal and state income tax returns, a distribution in the amount of the difference between the projected and actual income multiplied by the above defined rate will be made to the members of Holdings. If the actual income for Holdings is less than the sum of the quarterly estimations of income, then the difference between the actual and estimated income multiplied by the above defined rate will be withheld from future tax distributions.

         1.68 "30 Day Average Excess Availability" shall mean the average of the Excess Availability, as determined by Lender and calculated at any time, for each of the immediately preceding thirty (30) consecutive days.

         1.69 "UCC" shall mean the Uniform Commercial Code as in effect in the State of Texas and any successor statute, as in effect from time to time (except that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of Texas on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as Lender may otherwise determine).

         1.70 "Value" shall mean, as determined by Lender in good faith, with respect to Inventory, the lower of (a) cost computed on a weighted average cost basis or, at Lender's request, on a first-in-first-out basis in accordance with GAAP or (b) market value.

SECTION 2. CREDIT FACILITIES

         2.1      Revolving Loans.

                  (a) Subject to and upon the terms and conditions contained herein, Lender agrees to make Revolving Loans to Borrower from time to time in amounts requested by Borrower up to the amount equal to the sum of:

                           (i) eighty-five percent (85%) of the Net Amount of Eligible Borrower Accounts, plus

                           (ii) the lesser of (A) eighty-five percent (85%) of the Net Amount of Eligible Canadian Accounts, or (B) $3,000,000, less

                           (iii)    the Revolving Loans Permanent Reserve, less

                                                                    EXHIBIT 10.2

                           (iv)     any Availability Reserves.

                  (b) Lender may, in its discretion, from time to time, upon not less than five (5) days prior notice to Borrower, reduce the lending formula with respect to Eligible Accounts to the extent that Lender determines in good faith that: the dilution with respect to the Accounts for any period (based on the ratio of (i) the aggregate amount of reductions in Accounts other than as a result of payments in cash to (ii) the aggregate amount of total sales) has increased in any material respect or may be reasonably anticipated to increase in any material respect above historical levels. In determining whether to reduce the lending formula(s), Lender may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts or in establishing Availability Reserves.

                  (c) Except in Lender's discretion, the aggregate amount of the Loans outstanding at any time shall not exceed the Maximum Credit. In the event that the outstanding amount of any component of the Loans exceed the amounts available under the lending formulas, or the Maximum Credit, as applicable, such event shall not limit, waive or otherwise affect any rights of Lender in that circumstance or on any future occasions and Borrower shall, upon demand by Lender, which may be made at any time or from time to time, immediately repay to Lender the entire amount of any such excess(es) for which payment is demanded.

         2.2 Availability Reserves. All Revolving Loans otherwise available to Borrower pursuant to the lending formulas and subject to the Maximum Credit and other applicable limits hereunder shall be subject to Lender's continuing right to establish and revise Availability Reserves.

SECTION 3. INTEREST AND FEES

         3.1      Interest.

                  (a) Borrower shall pay to Lender interest on the outstanding principal amount of the non-contingent Obligations at the Interest Rate. All interest accruing hereunder on and after the date of any Event of Default or termination or non-renewal hereof shall be payable on demand.

                  (b) Borrower may from time to time request that Prime Rate Loans be converted to Eurodollar Rate Loans or that any existing Eurodollar Rate Loans continue for an additional Interest Period. Such request from Borrower shall specify the amount of the Prime Rate Loans which will constitute Eurodollar Rate Loans (subject to the limits set forth below) and the Interest Period to be applicable to such Eurodollar Rate Loans. Subject to the terms and conditions contained herein, three (3) Business Days after receipt by Lender of such a request from Borrower, such Prime Rate Loans shall be converted to Eurodollar Rate Loans or such Eurodollar Rate Loans shall continue, as the case may be, provided, that, (i) no Event of Default, or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred and is continuing, (ii) no party hereto shall have sent any notice of termination or non-renewal of this Agreement, (iii) Borrower shall have complied with such customary

                                                                    EXHIBIT 10.2

procedures as are established by Lender and specified by Lender to Borrower from time to time for requests by Borrower for Eurodollar Rate Loans, (iv) no more than four (4) Interest Periods may be in effect at any one time, (v) the aggregate amount of the Eurodollar Rate Loans must be in an amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof, (vi) the maximum amount of the Eurodollar Rate Loans at any time requested by Borrower shall not exceed the amount equal to eighty (80%) percent of the lowest principal amount of the Revolving Loans which it is anticipated will be outstanding during the applicable Interest Period, as determined by Lender (but with no obligation of Lender to make such Revolving Loans) and (vii) Lender shall have determined that the Interest Period or Adjusted Eurodollar Rate is available to Lender through the Reference Bank and can be readily determined as of the date of the request for such Eurodollar Rate Loan by Borrower. Any request by Borrower to convert Prime Rate Loans to Eurodollar Rate Loans or to continue any existing Eurodollar Rate Loans shall be irrevocable. Notwithstanding anything to the contrary contained herein, Lender and Reference Bank shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable Eurodollar Rate market to fund any Eurodollar Rate Loans, but the provisions hereof shall be deemed to apply as if Lender and Reference Bank had purchased such deposits to fund the Eurodollar Rate Loans.

                  (c) Any Eurodollar Rate Loans shall automatically convert to Prime Rate Loans upon the last day of the applicable Interest Period, unless Lender has received and approved a request to continue such Eurodollar Rate Loan at least three (3) Business Days prior to such last day in accordance with the terms hereof. Any Eurodollar Rate Loans shall, at Lender's option, upon notice by Lender to Borrower, convert to Prime Rate Loans in the event that (i) an Event of Default or event which, with the notice or passage of time, or both, would constitute an Event of Default, shall exist, (ii) this Agreement shall terminate or not be renewed, or (iii) the aggregate principal amount of the Prime Rate Loans which have previously been converted to Eurodollar Rate Loans or existing Eurodollar Rate Loans continued, as the case may be, at the beginning of an Interest Period shall at any time during such Interest Period exceed either (A) the aggregate principal amount of the Loans then outstanding, or (B) the Revolving Loans then available to Borrower under Section 2 hereof. Borrower shall pay to Lender, upon demand by Lender (or Lender may, at its option, charge any loan account of Borrower) any amounts required to compensate Lender, the Reference Bank or any participant with Lender for any loss (including loss of anticipated profits), cost or expense incurred by such person, as a result of the conversion of Eurodollar Rate Loans to Prime Rate Loans pursuant to any of the foregoing.

                  (d) Interest shall be payable by Borrower to Lender monthly in arrears not later than the first day of each calendar month and shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. The interest rate on non-contingent Obligations (other than Eurodollar Rate Loans) shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the first day of the month after any change in such Prime Rate is announced based on the Prime Rate in effect on the last day of the month in which any such change occurs. In no event shall charges constituting interest payable by Borrower to Lender exceed the maximum amount or the rate permitted under any applicable law or regulation, and if any such part or provision of this Agreement is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto.

                                                                    EXHIBIT 10.2

         3.2 Closing Fee. Borrower shall pay to Lender as a closing fee the amount of $125,000, which shall be fully earned as of and payable on the date hereof.

         3.3 Servicing Fee. Borrower shall pay to Lender monthly a servicing fee in an amount equal to $2,000 in respect of Lender's services for each month (or part thereof) while this Agreement remains in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be fully earned as of and payable in advance on the date hereof and on the first day of each month hereafter.

         3.4 Unused Line Fee. Borrower shall pay to Lender monthly an unused line fee at a rate equal (.375%) per annum calculated upon the amount by which $20,000,000 exceeds the average daily principal balance of the outstanding Revolving Loans during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first day of each month in arrears.

         3.5      Changes in Laws and Increased Costs of Loans.

                  (a) Notwithstanding anything to the contrary contained herein, all Eurodollar Rate Loans shall, upon notice by Lender to Borrower, convert to Prime Rate Loans in the event that (i) any change in applicable law or regulation (or the interpretation or administration thereof) shall either (A) make it unlawful for Lender, Reference Bank or any participant to make or maintain Eurodollar Rate Loans or to comply with the terms hereof in connection with the Eurodollar Rate Loans, or (B) shall result in the increase in the costs to Lender, Reference Bank or any participant of making or maintaining any Eurodollar Rate Loans by an amount deemed by Lender to be material, or (C) reduce the amounts received or receivable by Lender in respect thereof, by an amount deemed by Lender to be material or (ii) the cost to Lender, Reference Bank or any participant of making or maintaining any Eurodollar Rate Loans shall otherwise increase by an amount deemed by Lender to be material. Borrower shall pay to Lender, upon demand by Lender (or Lender may, at its option, charge any loan account of Borrower) any amounts required to compensate Lender, the Reference Bank or any participant with Lender for any loss (including loss of anticipated profits), cost or expense incurred by such person as a result of the foregoing, including, without limitation, any such loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such person to make or maintain the Eurodollar Rate Loans or any portion thereof. A certificate of Lender setting forth the basis for the determination of such amount necessary to compensate Lender as aforesaid shall be delivered to Borrower and shall be conclusive, absent manifest error.

                  (b) If any payments or prepayments in respect of the Eurodollar Rate Loans are received by Lender other than on the last day of the applicable Interest Period (whether pursuant to acceleration, upon maturity or otherwise), including any payments pursuant to the application of collections under Section 6.3 or any other payments made with the proceeds of Collateral, Borrower shall pay to Lender upon demand by Lender (or Lender may, at its option, charge any loan account of Borrower) any amounts required to compensate Lender, the Reference Bank or any participant with Lender for any additional loss (including loss of anticipated profits), cost or expense incurred by such person as a result of such prepayment or payment, including,

                                                                    EXHIBIT 10.2

without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such person to make or maintain such Eurodollar Rate Loans or any portion thereof.

SECTION 4. CONDITIONS PRECEDENT

         4.1 Conditions Precedent to Initial Loans. Each of the following is a condition precedent to Lender making the initial Loans:

                  (a) Lender shall have received, in form and substance satisfactory to Lender, all releases, terminations and such other documents as Lender may request to evidence and effectuate the termination by the existing lender or lenders to Borrower of their respective financing arrangements with Borrower and the termination and release by it or them, as the case may be, of any interest in and to any assets and properties of Borrower and each Obligor, duly authorized, executed and delivered by it or each of them, including, but not limited to, (i) UCC termination statements for all UCC financing statements previously filed by it or any of them or their predecessors, as secured party and Borrower or any Obligor, as debtor, (ii) satisfactions and discharges of any mortgages, deeds of trust or deeds to secure debt by Borrower or any Obligor in favor of such existing lender or lenders, in form acceptable for recording in the appropriate government office, and (iii) in the case of IBM Credit, a payoff letter relating to the termination of its existing accounts receivable financing arrangement with Borrower;

                  (b) all requisite corporate action and proceedings in connection with this Agreement and the other Financing Agreements shall be satisfactory in form and substance to Lender, and Lender shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Lender may have requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities;

                  (c) no material adverse change shall have occurred in the assets, business or prospects of Borrower since the date of Lender's latest field examination and no change or event shall have occurred which would impair the ability of Borrower or any Obligor to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Lender to enforce the Obligations or realize upon the Collateral;

                  (d) Lender shall have completed a field review of the Records and such other information with respect to the Collateral as Lender may require to determine the amount of Revolving Loans available to Borrower, the results of which shall be satisfactory to Lender, not more than five (5) business days prior to the date hereof;

                  (e) Lender shall have received, in form and substance satisfactory to Lender, all consents, waivers, acknowledgments and other agreements from third persons which Lender may deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the Collateral or to effectuate the provisions or purposes of this Agreement and the other Financing Agreements, including acknowledgments by lessors, mortgagees and

                                                                    EXHIBIT 10.2

warehousemen of Lender's security interests in the Collateral, waivers by such persons of any security interests, liens or other claims by such persons to the Collateral and agreements permitting Lender access to, and the right to remain on, the premises to exercise its rights and remedies and otherwise deal with the Collateral;

                  (f) Lender shall have received evidence of insurance and loss payee or additional insured, as applicable, endorsements required hereunder and under the other Financing Agreements, in form and substance satisfactory to Lender, and certificates of insurance policies and/or endorsements naming Lender as loss payee or additional insured, as applicable;

                  (g) Lender shall have received, in form and substance satisfactory to Lender, such opinion letters of counsel to Borrower and Guarantors with respect to the Financing Agreements and such other matters as Lender may request;

                  (h) Lender shall have received, in form and substance satisfactory to Lender, the intercreditor agreement between Lender and IBM Credit (the "Intercreditor Agreement") as acknowledged and agreed to by Borrower and each Guarantor, providing for such parties' relative rights and priorities with respect to the assets and properties of Borrower and related matters, duly authorized, executed and delivered by IBM Credit, Borrower and each Guarantor;

                  (i) the Excess Availability as determined by Lender, as of the date hereof, shall be not less than $1,000,000 after giving effect to the initial Loans made or to be made;

                  (j) Lender shall have received, in form and substance satisfactory to Lender, a guaranty agreement executed by each Guarantor;

                  (k) Lender shall have received a certificate executed by a duly appointed executive officer of Borrower, setting forth in reasonable detail the sources and uses of funds in the transaction contemplated herein;

                  (l) Lender shall have received, in form and substance satisfactory to Lender, certificates regarding solvency of Borrower and each Guarantor, executed by a duly appointed executive officer of Borrower and each Guarantor, respectively;

                  (m) Lender shall have received, in form and substance satisfactory to Lender, a pledge of one hundred percent (100%) of the common stock of Borrower, and a pledge of sixty-five percent (65%) of the common stock of Supplies Canada;

                  (n) Lender shall have received, in form and substance satisfactory to Lender, a collateral assignment of notes and liens (the "Collateral Assignment of Note and Liens") in connection with that certain promissory note executed by Supplies Canada in favor of Borrower (the "Supplies Canada Note");

                  (o) Lender shall have received copies, in form and substance satisfactory to Lender, certified by an executive officer of Borrower as being true, complete and accurate, of the Supplies Canada Note and each of the other documents in connection with the Supplies Canada

                                                                    EXHIBIT 10.2

borrowings from Borrower, each duly executed by each of the parties thereto (each referred herein to as the "Supplies Canada Note Documents");

                  (p) Lender shall have received copies, in form and substance satisfactory to Lender, certified by an executive officer of Borrower as being true, complete and accurate, of the Agreement for Inventory Financing and each of the other documents in connection therewith from Borrower each duly executed by each of the parties thereto (each referred to herein as the "IBM Loan Documents");

                  (q) Lender shall have received copies, in form and substance satisfactory to Lender, certified by an executive officer of Borrower as being true, complete and accurate, of the IBM Master Distributor Agreement, the Sales Force Agreement, and the Management Agreement from Borrower, each duly executed by each of the parties thereto (each referred to herein as the "Other Documents");

                  (r) Lender shall have received copies, in form and substance satisfactory to Lender, certified by an executive officer of Borrower as being true, complete and accurate, of the PFS Subordinated Demand Note and each of the other documents in connection with such subordinated debt, each duly executed by each of the parties thereto (each referred to herein as the "PFS Subordinated Note Documents");

                  (s) Lender shall have received, in form and substance satisfactory to Lender, an inducement letter executed by PFSweb and PFS in favor of Lender as acknowledged and agreed to by Borrower;

                  (t) Lender shall have received, in form and substance satisfactory to Lender, a Subordination Agreement and a Collateral Management Agreement between Lender and PFS, as acknowledged and agreed to by Borrower; and

                  (u) the other Financing Agreements (including, without limitation, a Security Agreement from each Guarantor (other than PFSweb), the Collateral Assignment of Notes and Liens and the Blocked Account Agreement) and all instruments and documents hereunder and thereunder shall have been duly executed and delivered to Lender, in form and substance satisfactory to Lender.

         4.2 Conditions Precedent to All Loans. Each of the following is an additional condition precedent to Lender making Loans to Borrower, including the initial Loans and any future Loans:

                  (a) all representations and warranties contained herein and in the other Financing Agreements shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of each such Loan and after giving effect thereto; and

                  (b) no Event of Default and no event or condition which, with notice or passage of time or both, would constitute an Event of Default, shall exist or have occurred and be continuing on and as of the date of the making of such Loan and after giving effect thereto.

                                                                    EXHIBIT 10.2

SECTION 5. GRANT AND PERFECTION OF SECURITY INTEREST

         5.1 Grant of Security Interest. To secure payment and performance of all Obligations, Borrower hereby grants to Lender a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Lender as security, all personal and real property and fixtures, and interests in property and fixtures, of Borrower, whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral security for the Obligations at any time granted to or held or acquired by Lender, collectively, the "Collateral"):

                  (a)      all Accounts;

                  (b) all general intangibles, including, without limitation, all Intellectual Property;

                  (c) all goods, including, without limitation, Inventory and Equipment;

                  (d)      all Real Property and fixtures;

                  (e) all chattel paper, including, without limitation, all tangible and electronic chattel paper;

                  (f) all instruments, including, without limitation, all promissory notes;

                  (g)      all documents;

                  (h)      all deposit accounts;

                  (i) all letters of credit, banker's acceptances and similar instruments and including all letter-of-credit rights;

                  (j) all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;

                  (k) all (i) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of Borrower now or hereafter held or received by or in transit to Lender or at any other depository or other institution from or for the account of Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

                                                                    EXHIBIT 10.2

                  (l) all commercial tort claims, including, without limitation, those identified in the Information Certificate;

                  (m) to the extent not otherwise described above, all Receivables;

                  (n)      all Records; and

                  (o) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other conversion of any kind or nature of any or all of the other Collateral.

         5.2      Perfection of Security Interests.

                  (a) Borrower irrevocably and unconditionally authorizes Lender (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming Lender or its designee as the secured party and Borrower as debtor, as Lender may require, and including any other information with respect to Borrower or otherwise required by part 5 of
Article 9 of the Uniform Commercial Code of such jurisdiction as Lender may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof. Borrower hereby ratifies and approves all financing statements naming Lender or its designee as secured party and Borrower, as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of Lender prior to the date hereof and ratifies and confirms the authorization of Lender to file such financing statements (and amendments, if any). Borrower hereby authorizes Lender to adopt on behalf of Borrower any symbol required for authenticating any electronic filing. In the event that the description of the Collateral in any financing statement naming Lender or its designee as the secured party and Borrower as debtor includes assets and properties of Borrower that do not at any time constitute Collateral, whether hereunder, under any of the other Financing Agreements or otherwise, the filing of such financing statement shall nonetheless be deemed authorized by such Borrower to the extent of the Collateral included in such description and it shall not render the financing statement ineffective as to any of the Collateral or otherwise affect the financing statement as it applies to any of the Collateral. In no event shall Borrower at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming Lender or its designee as secured party and Borrower as debtor.

                  (b) Borrower does not have any chattel paper (whether tangible or electronic) or instruments as of the date hereof, except as set forth in the Information Certificate. In the event that Borrower shall be entitled to or shall receive any chattel paper or instrument after the date hereof, Borrower shall promptly notify Lender thereof in writing. Promptly upon the receipt thereof by or on behalf of Borrower (including by any agent or representative), Borrower shall deliver, or cause to be delivered to Lender, all tangible chattel paper and instruments that such Borrower has or may at any time acquire, accompanied by such instruments of transfer or assignment duly executed in blank as Lender may from time to time specify, in each case except as Lender may otherwise agree. At Lender's option, Borrower shall, or Lender may at any time

                                                                    EXHIBIT 10.2

on behalf of Borrower, cause the original of any such instrument or chattel paper to be conspicuously marked in a form and manner acceptable to Lender with the following legend referring to chattel paper or instruments as applicable:
"This [chattel paper][instrument] is subject to the security interest of Congress Financial Corporation and any sale, transfer, assignment or encumbrance of this [chattel paper][instrument] violates the rights of such secured party."

                  (c) In the event that Borrower shall at any time hold or acquire an interest in any electronic chattel paper or any "transferable record" (as such term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), Borrower shall promptly notify Lender thereof in writing. Promptly upon Lender's request, Borrower shall take, or cause to be taken, such actions as Lender may request to give Lender control of such electronic chattel paper under Section 9-105 of the UCC and control of such transferable record under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction.

                  (d) Borrower does not have any deposit accounts as of the date hereof, except as set forth in the Information Certificate. Borrower shall not, directly or indirectly, after the date hereof open, establish or maintain any deposit account unless each of the following conditions is satisfied: (i) Lender shall have received not less than five (5) Business Days prior written notice of the intention of Borrower to open or establish such account which notice shall specify in reasonable detail and specificity acceptable to Lender the name of the account, the owner of the account, the name and address of the bank at which such account is to be opened or established, the individual at such bank with whom Borrower is dealing and the purpose of the account, (ii) the bank where such account is opened or maintained shall be acceptable to Lender, and (iii) on or before the opening of such deposit account, Borrower shall as Lender may specify either (A) deliver to Lender a Deposit Account Control Agreement with respect to such deposit account duly authorized, executed and delivered by Borrower and the bank at which such deposit account is opened and maintained or (B) arrange for Lender to become the customer of the bank with respect to the deposit account on terms and conditions acceptable to Lender. The terms of this subsection (d) shall not apply to deposit accounts specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower's salaried employees.

                  (e) Borrower does not own or hold, directly or indirectly, beneficially or as record owner or both, any investment property, as of the date hereof, or have any investment account, securities account, commodity account or other similar account with any bank or other financial institution or other securities intermediary or commodity intermediary as of the date hereof, in each case except as set forth in the Information Certificate.

                           (i) in the event that Borrower shall be entitled to or shall at any time after the date hereof hold or acquire any certificated securities, Borrower shall promptly endorse, assign and deliver the same to Lender (except for any certificated securities relating to either Supplies Distributors S.A. or Business Supplies Distributors Europe

                                                                    EXHIBIT 10.2

         B.V.), accompanied by such instruments of transfer or assignment duly executed in blank as Lender may from time to time specify. If any securities, now or hereafter acquired by Borrower are uncertificated and are issued to Borrower or its nominee directly by the issuer thereof, Borrower shall immediately notify Lender thereof and shall as Lender may specify, either (A) cause the issuer to agree to comply with instructions from Lender as to such securities, without further consent of Borrower or such nominee, or (B) arrange for Lender to become the registered owner of the securities.

                           (ii) Borrower shall not, directly or indirectly, after the date hereof open, establish or maintain any investment account, securities account, commodity account or any other similar account (other than a deposit account) with any securities intermediary or commodity intermediary unless each of the following conditions is satisfied: (A) Lender shall have received not less than five (5) Business Days prior written notice of the intention of Borrower to open or establish such account which notice shall specify in reasonable detail and specificity acceptable to Lender the name of the account, the owner of the account, the name and address of the securities intermediary or commodity intermediary at which such account is to be opened or established, the individual at such intermediary with whom Borrower is dealing and the purpose of the account, (B) the securities intermediary or commodity intermediary (as the case may be) where such account is opened or maintained shall be acceptable to Lender, and (C) on or before the opening of such investment account, securities account or other similar account with a securities intermediary or commodity intermediary, Borrower shall as Lender may specify either (1) execute and deliver, and cause to be executed and delivered to Lender, an investment property control agreement in form and substance satisfactory to Lender with respect thereto duly authorized, executed and delivered by Borrower and such securities intermediary or commodity intermediary or (2) arrange for Lender to become the entitlement holder with respect to such investment property on terms and conditions acceptable to Lender.

                  (f) Borrower is not the beneficiary or otherwise entitled to any right to payment under any letter of credit, banker's acceptance or similar instrument as of the date hereof, except as set forth in the Information Certificate. In the event that Borrower shall be entitled to or shall receive any right to payment under any letter of credit, banker's acceptance or any similar instrument, whether as beneficiary thereof or otherwise after the date hereof, Borrower shall promptly notify Lender thereof in writing. Borrower shall immediately, as Lender may specify, either (i) deliver, or cause to be delivered to Lender, with respect to any such letter of credit, banker's acceptance or similar instrument, the written agreement of the issuer and any other nominated person obligated to make any payment in respect thereof (including any confirming or negotiating bank), in form and substance satisfactory to Lender, consenting to the assignment of the proceeds of the letter of credit to Lender by Borrower and agreeing to make all payments thereon directly to Lender or as Lender may otherwise direct or (ii) cause Lender to become, at Borrower's expense, the transferee beneficiary of the letter of credit, banker's acceptance or similar instrument (as the case may be).

                  (g) Borrower does not have any commercial tort claims as of the date hereof, except as set forth in the Information Certificate. In the event that Borrower shall at any time

                                                                    EXHIBIT 10.2

after the date hereof have any commercial tort claims, Borrower shall promptly notify Lender thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such commercial tort claim and (ii) include the express grant by Borrower to Lender of a security interest in such commercial tort claim (and the proceeds thereof). In the event that such notice does not include such grant of a security interest, the sending thereof by Borrower to Lender shall be deemed to constitute such grant to Lender. Upon the sending of such notice, any commercial tort claim described therein shall constitute part of the Collateral and shall be deemed included therein. Without limiting the authorization of Lender provided in Section 5.2(a) hereof or otherwise arising by the execution by Borrower of this Agreement or any of the other Financing Agreements, Lender is hereby irrevocably authorized from time to time and at any time to file such financing statements naming Lender or its designee as secured party and Borrower as debtor, or any amendments to any financing statements, covering any such commercial tort claim as Collateral. In addition, Borrower shall promptly upon Lender's request, execute and deliver, or cause to be executed and delivered, to Lender such other agreements, documents and instruments as Lender may require in connection with such commercial tort claim.

                  (h) Borrower does not have any goods, documents of title or other Collateral in the custody, control or possession of a third party as of the date hereof (excluding Inventory is such custody, control and possession in the ordinary course of business), except as set forth in the Information Certificate and except for goods located in the United States or Canada in transit to a location of Borrower permitted herein in the ordinary course of business of Borrower in the possession of the carrier transporting such goods. In the event that any goods, documents of title or other Collateral are at any time after the date hereof in the custody, control or possession of any other person not referred to in the Information Certificate or such carriers, Borrower shall promptly notify Lender thereof in writing. Promptly upon Lender's request, Borrower shall deliver to Lender a collateral access agreement in form and substance satisfactory to Lender duly authorized, executed and delivered by such person and Borrower.

                  (i) Borrower shall take any other actions reasonably requested by Lender from time to time to cause the attachment, perfection and first priority of, and the ability of Lender to enforce, the security interest of Lender in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC or other applicable law, to the extent, if any, that Borrower's signature thereon is required therefor, (ii) causing Lender's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Lender to enforce, the security interest of Lender in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Lender to enforce, the security interest of Lender in such Collateral, (iv) obtaining the consents and approvals of any Governmental Authority or third party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, and taking all actions required by any earlier versions of the UCC or by other law, as applicable in any relevant jurisdiction.

                                                                    EXHIBIT 10.2

SECTION 6. COLLECTION AND ADMINISTRATION

         6.1 Borrower's Loan Account. Lender shall maintain one or more loan account(s) on its books in which shall be recorded (a) all Loans and other Obligations and the Collateral, (b) all payments made by or on behalf of Borrower and (c) all other appropriate debits and credits as provided in this Agreement, including fees, charges, costs, expenses and interest. All entries in the loan account(s) shall be made in accordance with Lender's customary practices as in effect from time to time.

         6.2 Statements. Lender shall render to Borrower each month a statement setting forth the balance in the Borrower's loan account(s) maintained by Lender for Borrower pursuant to the provisions of this Agreement, including principal, interest, fees, costs and expenses. Each such statement shall be subject to subsequent adjustment by Lender but shall, absent manifest errors or omissions, be considered correct and deemed accepted by Borrower and conclusively binding upon Borrower as an account stated except to the extent that Lender receives a written notice from Borrower of any specific exceptions of Borrower thereto within thirty (30) days after the date such statement has been mailed by Lender. Until such time as Lender shall have rendered to Borrower a written statement as provided above, the balance in Borrower's loan account(s) shall be presumptive evidence of the amounts due and owing to Lender by Borrower.

         6.3      Collection of Accounts.

                  (a) Borrower shall establish and maintain, at its expense, blocked accounts or lockboxes and related blocked accounts (in either case, "Blocked Accounts"), as Lender may specify, with such banks as are acceptable to Lender into which Borrower shall promptly deposit and direct its account debtors to directly remit all payments on Receivables and all payments constituting proceeds of Inventory (except to the extent required by the IBM Loan Documents to be remitted directly to IBM Credit and consistent with the Intercreditor Agreement) or other Collateral in the identical form in which such payments are made, whether by cash, check or other manner. Borrower shall deliver, or cause to be delivered to Lender a Depository Account Control Agreement duly authorized, executed and delivered by each bank where a Blocked Account is maintained as provided in Section 5.2 hereof or at any time and from time to time Lender may become the bank's customer with respect to any of the Blocked Accounts and promptly upon Lender's request, Borrower shall execute and deliver such agreements and documents as Lender may require in connection therewith. Borrower agrees that all payments made to such Blocked Accounts or other funds received and collected by Lender, whether in respect of the Receivables or as proceeds of Inventory or other Collateral or otherwise shall be treated as payments to Lender in respect of the Obligations and therefore shall constitute the property of Lender to the extent of the then outstanding Obligations.

                  (b) For purposes of calculating the amount of the Loans available to Borrower, such payments will be applied (conditional upon final collection) to the Obligations on the business day of receipt by Lender of immediately available funds in the Payment Account provided such payments and notice thereof are received in accordance with Lender's usual and customary practices as in effect from time to time and within sufficient time to credit Borrower's loan account on such day, and if not, then on the next business day. For the purposes of

                                                                    EXHIBIT 10.2

calculating interest on the Obligations, such payments or other funds received will be applied (conditional upon final collection) to the Obligations one (1) day following the date of receipt of immediately available funds by Lender in the Payment Account provided such payments or other funds and notice thereof are received in accordance with Lender's usual and customary practices as in effect from time to time and within sufficient time to credit Borrower's loan account on such day, and if not, then on the next business day.

                  (c) Borrower and all of its affiliates, subsidiaries, shareholders, directors, employees or agents shall, acting as trustee for Lender, receive, as the property of Lender, any monies, checks, notes, drafts or any other payment relating to and/or proceeds of Accounts or other Collateral which come into their possession or under their control and immediately upon receipt thereof, shall deposit or cause the same to be deposited in the Blocked Accounts, or remit the same or cause the same to be remitted, in kind, to Lender. In no event shall the same be commingled with Borrower's own funds. Borrower agrees to reimburse Lender, on demand for any amounts owed or paid to any bank at which a Blocked Account is established or any other bank or person involved in the transfer of funds to or from the Blocked Accounts arising out of Lender's payments to or indemnification of such bank or person. The obligation of Borrower to reimburse Lender for such amounts pursuant to this Section 6.3 shall survive the termination or non-renewal of this Agreement.

         6.4 Payments. All Obligations shall be payable to the Payment Account as provided in Section 6.3 or such other place as Lender may designate from time to time. Lender may apply payments received or collected from Borrower or for the account of Borrower (including the monetary proceeds of collections or of realization upon any Collateral) to such of the Obligations, whether or not then due, in such order and manner as Lender determines. At Lender's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other Financing Agreements may be charged directly to the loan account(s) of Borrower. Borrower shall make all payments to Lender on the Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. If after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the Obligations, Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Agreement shall continue in full force and effect as if such payment or proceeds had not been received by Lender. Borrower shall be liable to pay to Lender and does hereby indemnify and hold Lender harmless for the amount of any payments or proceeds surrendered or returned. This Section 6.4 shall remain effective notwithstanding any contrary action which may be taken by Lender in reliance upon such payment or proceeds. This Section 6.4 shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

         6.5 Authorization to Make Loans. Lender is authorized to make the Loans based upon telephonic or other instructions received from anyone purporting to be an officer of Borrower or other authorized person or, at the discretion of Lender, if such Loans are necessary to satisfy any Obligations. All requests for Loans hereunder shall specify the date on which the requested advance is to be made (which day shall be a business day) and the amount of the

                                                                    EXHIBIT 10.2

requested Loan. Requests received after 11:00 a.m. Dallas, Texas time on any day shall be deemed to have been made as of the opening of business on the immediately following business day. All Loans under this Agreement shall be conclusively presumed to have been made to, and at the request of and for the benefit of, Borrower when deposited to the credit of Borrower or otherwise disbursed or established in accordance with the instructions of Borrower or in accordance with the terms and conditions of this Agreement.

         6.6 Use of Proceeds. Borrower shall use the initial proceeds of the Loans provided by Lender to Borrower hereunder only for: (a) payments to each of the persons listed in the disbursement direction letter furnished by Borrower to Lender on or about the date hereof and (b) costs, expenses and fees in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Financing Agreements. All other Loans made by Lender to Borrower pursuant to the provisions hereof shall be used by Borrower only for general operating, working capital and other proper corporate purposes of Borrower not otherwise prohibited by the terms hereof. None of the proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or for the purposes of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans to be considered a "purpose credit" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System, as amended.

SECTION 7. COLLATERAL REPORTING AND COVENANTS

         7.1 Collateral Reporting. Borrower shall provide Lender with the following documents with respect to its Accounts and the Accounts of Supplies Canada, in a form satisfactory to Lender: (a) on a regular basis as required by Lender, a schedule of Accounts, sales made, credits issued and cash received;
(b) on a monthly basis or more frequently as Lender may request, agings of accounts payable, (c) upon Lender's request, (i) copies of customer statements and credit memos, remittance advices and reports, and copies of deposit slips and bank statements, (ii) copies of shipping and delivery documents, and (iii) copies of purchase orders, invoices and delivery documents for Equipment acquired by Borrower; (d) agings of accounts receivable on a monthly basis or more frequently as Lender may request; and (e) copies of such documents as required by this Section 7.1 received by Borrower from Supplies Canada, upon delivery to Borrower, and (f) such other reports as to the Collateral as Lender shall request from time to time. If any of Borrower's records or reports of the Collateral are prepared or maintained by an accounting service, contractor, shipper or other agent, Borrower hereby irrevocably authorizes such service, contractor, shipper or agent to deliver such records, reports, and related documents to Lender and to follow Lender's instructions with respect to further services at any time that an Event of Default exists or has occurred and is continuing.

         7.2      Accounts Covenants.

                  (a) Borrower shall notify Lender promptly of: (i) any material delay in Borrower's performance of any of its obligations to any account debtor or the assertion of any claims, offsets, defenses or counterclaims by any account debtor, or any disputes with account debtors, or any settlement, adjustment or compromise thereof, (ii) all material adverse

                                                                    EXHIBIT 10.2

information relating to the financial condition of any account debtor and (iii) any event or circumstance which, to Borrower's knowledge would cause Lender to consider any then existing Accounts as no longer constituting Eligible Accounts. No credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor without Lender's consent, except in the ordinary course of Borrower's business in accordance with practices and policies previously disclosed in writing to Lender. So long as no Event of Default exists or has occurred and is continuing, Borrower shall settle, adjust or compromise any claim, offset, counterclaim or dispute with any account debtor. At any time that an Event of Default exists or has occurred and is continuing, Lender shall, at its option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with account debtors or grant any credits, discounts or allowances.

                  (b) Without limiting the obligation of Borrower to deliver any other information to Lender, Borrower shall promptly report to Lender any return of Inventory by any one account debtor if the inventory so returned in such case has a value in excess of $200,000. At any time that Inventory is returned, reclaimed or repossessed, the Account (or portion thereof) which arose from the sale of such returned, reclaimed or repossessed Inventory shall not be deemed an Eligible Account. In the event any account debtor returns Inventory when an Event of Default exists or has occurred and is continuing, Borrower shall, upon Lender's request, (i) hold the returned Inventory in trust for Lender, (ii) segregate all returned Inventory from all of its other property, (iii) dispose of the returned Inventory solely according to Lender's instructions, and (iv) not issue any credits, discounts or allowances with respect thereto without Lender's prior written consent.

                  (c) With respect to each Account: (i) the amounts shown on any invoice delivered to Lender or schedule thereof delivered to Lender shall be true and complete, (ii) no payments shall be made thereon except payments immediately delivered to Lender pursuant to the terms of this Agreement, (iii) no credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor except as reported to Lender in accordance with this Agreement and except for credits, discounts, allowances or extensions made or given in the ordinary course of Borrower's business in accordance with practices and policies previously disclosed to Lender, (iv) there shall be no setoffs, deductions, contras, defenses, counterclaims or disputes existing or asserted with respect thereto except as reported to Lender in accordance with the terms of this Agreement, (v) none of the transactions giving rise thereto will violate any applicable State or Federal laws or regulations, all documentation relating thereto will be legally sufficient under such laws and regulations and all such documentation will be legally enforceable in accordance with its terms.

                  (d) Lender shall have the right at any time or times, in Lender's name or in the name of a nominee of Lender, to verify the validity, amount or any other matter relating to any Receivables or other Collateral, by mail, telephone, facsimile transmission or otherwise.

                  (e) Borrower shall deliver or cause to be delivered to Lender, with appropriate endorsement and assignment, with full recourse to Borrower, all chattel paper and instruments which Borrower now owns or may at any time acquire immediately upon Borrower's receipt thereof, except as Lender may otherwise agree.

                                                                    EXHIBIT 10.2

                  (f) Lender may, at any time or times that an Event of Default exists or has occurred and is continuing, (i) notify any or all account debtors that the Accounts have been assigned to Lender and that Lender has a security interest therein and Lender may direct any or all accounts debtors to make payment of Accounts directly to Lender, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and Lender shall not be liable for its failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action Lender may deem necessary or desirable for the protection of its interests. At any time that an Event of Default exists or has occurred and is continuing, at Lender's request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to Lender and are payable directly and only to Lender and Borrower shall deliver to Lender such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Lender may require.

         7.3 Inventory Covenants. With respect to the Inventory: (a) Borrower shall at all times maintain inventory records reasonably satisfactory to Lender, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Borrower's cost therefor and daily withdrawals therefrom and additions thereto; (b) Borrower shall conduct a physical count of the Inventory at least once each year, but at any time or times as Lender may request on or after an Event of Default, and promptly following such physical inventory shall supply Lender with a report in the form and with such specificity as may be reasonably satisfactory to Lender concerning such physical count; (c) Borrower shall not remove any Inventory from the locations set forth on Schedule 7.3 hereof or permitted herein, without the prior written consent of Lender, except for sales of Inventory in the ordinary course of Borrower's business and except to move Inventory directly from one location set forth or permitted herein to another such location; (d) Borrower shall produce, use, store and maintain the Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (e) none of the Inventory or other Collateral constitutes farm products or the proceeds thereof; (f) Borrower assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory; (g) Borrower shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate Borrower to repurchase such Inventory; and (h) Borrower shall keep the Inventory in good and marketable condition.

         7.4      Equipment and Real Property Covenants. With respect to the
Equipment: (a) upon Lender's request, Borrower shall, at its expense, at any time or times as Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender written reports or appraisals as to the Equipment and/or Realty Property in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender, addressed to Lender and upon which Lender is expressly permitted to rely; (b) Borrower shall keep the Equipment in good

                                                                    EXHIBIT 10.2

order, repair, running and marketable condition (ordinary wear and tear excepted); (c) Borrower shall use the Equipment and Real Property with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with all applicable laws; (d) the Equipment is and shall be used in Borrower's business and not for personal, family, household or farming use; (e) Borrower shall not remove any Equipment from the locations set forth or permitted herein, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of the business of Borrower or to move Equipment directly from one location set forth or permitted herein to another such location and except for the movement of motor vehicles used by or for the benefit of Borrower in the ordinary course of business; (f) the Equipment is now and shall remain personal property and Borrower shall not permit any of the Equipment to be or become a part of or affixed to real property; and (g) Borrower assumes all responsibility and liability arising from the use of the Equipment and Real Property.

         7.5 Power of Attorney. Borrower hereby irrevocably designates and appoints Lender (and all persons designated by Lender) as Borrower's true and lawful attorney-in-fact, and authorizes Lender, in Borrower's or Lender's name, to: (a) at any time an Event of Default or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred and is continuing (i) demand payment on Receivables or other proceeds of Inventory or other Collateral, (ii) enforce payment of Receivables by legal proceedings or otherwise, (iii) exercise all of Borrower's rights and remedies to collect any Receivables or other Collateral, (iv) sell or assign any Receivables upon such terms, for such amount and at such time or times as the Lender deems advisable,
(v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Receivables, (vii) prepare, file and sign Borrower's name on any proof of claim in bankruptcy or other similar document against an account debtor or other Obligor in respect of any Receivables or other Collateral, (viii) notify the post office authorities to change the address for delivery of remittances from account debtors or other Obligors in respect of the Receivables or other proceeds of Collateral to an address designated by Lender, and open and dispose of all mail addressed to Borrower and handle and store all mail relating to the Collateral, and (ix) do all acts and things which are necessary, in Lender's determination, to fulfill Borrower's obligations under this Agreement and the other Financing Agreements and (b) at any time to (i) take control in any manner of any item of payment in respect of Receivables or constituting Collateral or otherwise received in or for deposit in the Blocked Accounts or otherwise received by Lender, (ii) have access to any lockbox or postal box into which remittances from account debtors or other Obligors in respect of Receivables or other proceeds of Collateral are sent or received, (iii) endorse Borrower's name upon any items of payment in respect of Receivables constituting Collateral or otherwise received by Lender and deposit the same in the Lender's account for application to the Obligations, (iv) endorse Borrower's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Receivable or any goods pertaining thereto or any other Collateral, including any warehouse or other receipts, or bills of lading and other negotiable or non-negotiable documents, and (v) sign Borrower's name on any verification of Receivables and notices thereof to account debtors or any secondary obligors or other obligors in respect thereof. Borrower hereby releases Lender and its officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission,

                                                                    EXHIBIT 10.2

except as a result of Lender's own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

         7.6 Right to Cure. Lender may, at its option, (a) cure any default by Borrower under any agreement with a third party that affects the Collateral, its value or the ability of Lender to collect, sell or otherwise dispose of the Collateral or the rights and remedies of Lender therein or the ability of Borrower or any Obligor to perform its obligations hereunder or under any of the other Financing Agreements, (b) pay or bond on appeal any judgment entered against Borrower, (c) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and (d) pay any amount, incur any expense or perform any act which, in Lender's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Lender with respect thereto. Lender may add any amounts so expended to the Obligations and charge Borrower's account therefor, such amounts to be repayable by Borrower on demand. Lender shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of Borrower or any Obligor. Any payment made or other action taken by Lender under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

         7.7 Access to Premises. From time to time as requested by Lender, at the cost and expense of Borrower, (a) Lender or its designee shall have complete access to all of Borrower's premises during normal business hours and after notice to Borrower, or at any time and without notice to Borrower if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of Borrower's books and records, including the Records, and (b) Borrower shall promptly furnish to Lender such copies of such books and records or extracts therefrom as Lender may request, and (c) use during normal business hours such of Borrower's personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing and if an Event of Default exists or has occurred and is continuing for the collection of Receivables and realization of other Collateral.

SECTION 8. REPRESENTATIONS AND WARRANTIES

         Borrower hereby represents and warrants to Lender the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which are a continuing condition of the making of Loans by Lender to
Borrower:

         8.1 Corporate Existence, Power and Authority; Subsidiaries. Borrower is a corporation duly organized and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on Borrower's financial condition, results of operation or business or the rights of Lender in or to any of the Collateral. The execution, delivery and performance of this Agreement, the other Financing Agreements and the transactions contemplated hereunder and thereunder are all within Borrower's corporate powers, have been

                                                                    EXHIBIT 10.2

duly authorized and are not in contravention of law or the terms of Borrower's certificate/articles of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which Borrower is a party or by which Borrower or its property are bound. This Agreement and the other Financing Agreements constitute legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms. Borrower does not have any subsidiaries except as set forth on the Information Certificate.

         8.2 Financial Statements; No Material Adverse Change. All financial statements relating to Borrower which have been or may hereafter be delivered by Borrower to Lender have been prepared in accordance with GAAP and fairly present the financial condition and the results of operation of Borrower as at the dates and for the periods set forth therein. Except as disclosed in any interim financial statements furnished by Borrower to Lender prior to the date of this Agreement, there has been no material adverse change in the assets, liabilities, properties and condition, financial or otherwise, of Borrower, since the date of the most recent audited financial statements furnished by Borrower to Lender prior to the date of this Agreement.

         8.3 Name; State of Organization; Chief Executive Office; Collateral Locations.

                  (a) The exact legal name of Borrower is as set forth on the signature page of this Agreement. Borrower has not, during the past five years, been known by or used any other corporate or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property or assets out of the ordinary course of business, except as set forth in the Information Certificate.

                  (b) Borrower is an organization of the type and organized in the jurisdiction set forth in the Information Certificate. The Information Certificate accurately sets forth the organizational identification number of Borrower or accurately states that Borrower has none and accurately sets forth the federal employer identification number of Borrower.

                  (c) The chief executive office and mailing address of Borrower and Borrower's Records concerning Accounts are currently located and for the past five years have only been located at the address identified as such in the Information Certificate and its only other places of business and the only other locations of Collateral, if any, during such time periods are the addresses set forth in the Information Certificate, subject to the rights of Borrower to establish new locations in accordance with Section 9.2 below. The Information Certificate correctly identifies any of such locations which are not owned by Borrower and sets forth the owners and/or operators thereof.

         8.4 Priority of Liens; Title to Properties. The security interests and liens granted to Lender under this Agreement and the other Financing Agreements constitute valid and perfected first priority liens and security interests in and upon the Collateral subject only to the liens indicated on
Schedule 8.4 hereto and the other liens permitted under Section 9.8 hereof. Borrower has good and marketable fee simple title to or valid leasehold in all of its Real Property and good, valid and merchantable title to all of its other properties and assets subject to no liens, mortgages, pledges, security interests, encumbrances or charges of any kind, except those granted

                                                                    EXHIBIT 10.2

to Lender and such others as are specifically listed on Schedule 8.4 hereto or permitted under Section 9.8 hereof.

         8.5 Tax Returns. Borrower has filed, or caused to be filed, in a timely manner all tax returns, reports and declarations which are required to be filed by it (without requests for extension except as previously disclosed in writing to Lender). All information in such tax returns, reports and declarations is complete and accurate in all material respects. Borrower has paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books. Adequate provision has been made for the payment of all accrued and unpaid Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed.

         8.6 Litigation. Except as set forth on the Information Certificate, there is no present investigation by any governmental agency pending, or to the best of Borrower's knowledge threatened, against or affecting Borrower, its assets or business and there is no action, suit, proceeding or claim by any Person pending, or to the best of Borrower's knowledge threatened, against Borrower or its assets or goodwill, or against or affecting any transactions contemplated by this Agreement, which if adversely determined against Borrower would result in any material adverse change in the assets, business or prospects of Borrower or would impair the ability of Borrower to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Lender to enforce any Obligations or realize upon any Collateral.

         8.7 Compliance with Other Agreements and Applicable Laws. Borrower is not in default in any material respect under, or in violation in any material respect of any of the terms of, any agreement, contract, instrument, lease or other commitment to which it is a party or by which it or any of its assets are bound and Borrower is in compliance in all material respects with all applicable provisions of laws, rules, regulations, licenses, permits, approvals and orders of any foreign, Federal, State or local governmental authority.

         8.8 Bank Accounts. All of the deposit accounts, investment accounts or other accounts in the name of or used by Borrower maintained at any bank or other financial institution are set forth on Schedule 8.8 hereto, subject to the right of Borrower to establish new accounts in accordance with
Section 9.13 below.

         8.9      Environmental Compliance.

                  (a) Except as set forth on Schedule 8.9 hereto, Borrower has not generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time violates any applicable Environmental Law or any license, permit, certificate, approval or similar authorization thereunder and the operations of Borrower complies in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder.

                                                                    EXHIBIT 10.2

                  (b) Except as set forth on Schedule 8.9 hereto, there has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other person nor is any pending or to the best of Borrower's knowledge threatened, with respect to any non-compliance with or violation of the requirements of any Environmental Law by Borrower or the release, spill or discharge, threatened or actual, of any Hazardous Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which affects Borrower or its business, operations or assets or any properties at which Borrower has transported, stored or disposed of any Hazardous Materials.

                  (c) Borrower does not have any material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.

                  (d) Borrower has all licenses, permits, certificates, approvals or similar authorizations required to be obtained or filed in connection with the operations of Borrower under any Environmental Law and all of such licenses, permits, certificates, approvals or similar authorizations are valid and in full force and effect.

         8.10     Employee Benefits.

                  (a) Borrower has not engaged in any transaction in connection with which Borrower or any of its ERISA Affiliates could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, including any accumulated funding deficiency described in Section 8.10(c) hereof and any deficiency with respect to vested accrued benefits described in Section 8.10(d) hereof.

                  (b) No liability to the Pension Benefit Guaranty Corporation has been or is expected by Borrower to be incurred with respect to any employee benefit plan of Borrower or any of its ERISA Affiliates. There has been no reportable event (within the meaning of Section 4043(b) of ERISA) or any other event or condition with respect to any employee pension benefit plan of Borrower or any of its ERISA Affiliates which presents a risk of termination of any such plan by the Pension Benefit Guaranty Corporation.

                  (c) Full payment has been made of all amounts which Borrower or any of its ERISA Affiliates is required under Section 302 of ERISA and Section 412 of the Code to have paid under the terms of each employee benefit plan as contributions to such plan as of the last day of the most recent fiscal year of such plan ended prior to the date hereof, and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any employee benefit plan, including any penalty or tax described in Section 8.10(a) hereof and any deficiency with respect to vested accrued benefits described in Section 8.10(d) hereof.

                  (d) The current value of all vested accrued benefits under all employee benefit plans maintained by Borrower that are subject to Title IV of ERISA does not exceed the current

                                                                    EXHIBIT 10.2

value of the assets of such plans allocable to such vested accrued benefits, including any penalty or tax described in Section 8.10(a) hereof and any accumulated funding deficiency described in Section 8.10(c) hereof. The terms "current value" and "accrued benefit" have the meanings specified in ERISA.

                  (e) Neither Borrower nor any of its ERISA Affiliates is or has ever been obligated to contribute to any "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA) that is subject to Title IV of ERISA.

         8.11     Capitalization.

                  (a) All of the issued and outstanding shares of capital stock of Borrower, each Guarantor, other than PFSweb, and each other subsidiary of Borrower or any Guarantor are directly and beneficially owned and held by the entity referenced in Schedule 8.11(a) and all of such shares have been duly authorized and are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind, except as disclosed in writing to Lender. The numeric amount of all issued and outstanding shares of capital stock of PFSweb is set forth on Schedule 8.11(a) hereto.

                  (b) Borrower and Guarantors are each solvent and will continue to be solvent after the creation of the Obligations, the security interests of Lender and the other transaction contemplated hereunder, are each able to pay its respective debts as they mature and has (and has reason to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its respective business and all businesses in which it is about to engage. The assets and properties of Borrower and each Guarantor at a fair valuation and at their present fair salable value are, and will be, greater than the indebtedness of Borrower and such Guarantor, as applicable, and including subordinated and contingent liabilities computed at the amount which, to the best of such entity's knowledge, represents an amount which can reasonably be expected to become an actual or matured liability.

         8.12 Intellectual Property. Borrower owns or licenses or otherwise has the right to use all Intellectual Property necessary for the operation of its business as presently conducted or proposed to be conducted. As of the date hereof, Borrower does not have any Intellectual Property registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, other than those described in
Schedule 8.12 hereto and has not granted any licenses with respect thereto other than as set forth in Schedule 8.12 hereto. No event has occurred which permits or would permit after notice or passage of time or both, the revocation, suspension or termination of such rights. To the best of Borrower's knowledge, no slogan or other advertising device, product, process, method, substance or other Intellectual Property or goods bearing or using any Intellectual Property presently contemplated to be sold by or employed by Borrower infringes any patent, trademark, servicemark, tradename, copyright, license or other Intellectual Property owned by any other Person presently and no claim or litigation is pending or threatened against or affecting Borrower contesting its right to sell or use any such Intellectual Property. Schedule 8.12 hereto sets forth all of the agreements or other arrangements of Borrower pursuant to which Borrower has a license or other right to use

                                                                    EXHIBIT 10.2

any trademarks, logos, designs, representations or other Intellectual Property owned by another person as in effect on the date hereof and the dates of the expiration of such agreements or other arrangements of Borrower as in effect on the date hereof.

         8.13 Accuracy and Completeness of Information. All information furnished by or on behalf of Borrower in writing to Lender in connection with this Agreement or any of the other Financing Agreements or any transaction contemplated hereby or thereby, including all information on the Information Certificate is true and correct in all material respects on the date as of which such information is dated or certified and does not omit any material fact necessary in order to make such information not misleading. No event or circumstance has occurred which has had or could reasonably be expected to have a material adverse affect on the business, assets or prospects of Borrower, which has not been fully and accurately disclosed to Lender in writing.

         8.14 Survival of Warranties; Cumulative. All representations and warranties contained in this Agreement or any of the other Financing Agreements shall survive the execution and delivery of this Agreement and shall be deemed to have been made again to Lender on the date of each additional borrowing or other credit accommodation hereunder and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made or information possessed by Lender. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which Borrower shall now or hereafter give, or cause to be given, to Lender.

SECTION 9. AFFIRMATIVE AND NEGATIVE COVENANTS

         9.1      Maintenance of Existence.

                  (a) Borrower shall at all times preserve, renew and keep in full, force and effect its corporate existence and rights and franchises with respect thereto and maintain in full force and effect all permits, licenses, trademarks, tradenames, approvals, authorizations, leases and contracts necessary to carry on the business as presently or proposed to be conducted.

                  (b) Borrower shall not change its name unless each of the following conditions is satisfied: (i) Lender shall have received not less than thirty (30) days' prior written notice from Borrower of such proposed change in its corporate name, which notice shall accurately set forth the new name; and
(ii) Lender shall have received a copy of the amendment to the Certificate of Incorporation of Borrower providing for the name change certified by the Secretary of State of the jurisdiction of incorporation of Borrower as soon as it is available.

                  (c) Borrower shall not change its chief executive office or its mailing address or organizational identification number (or if it does not have one, shall not acquire one) unless Lender shall have received not less than thirty (30) days' prior written notice from Borrower of such proposed change, which notice shall set forth such information with respect thereto as Lender may require and Lender shall have received such agreements as Lender may reasonably require in connection therewith. Borrower shall not change its type of organization, jurisdiction of organization or other legal structure.

                                                                    EXHIBIT 10.2

         9.2 New Collateral Locations. Borrower may open any new location (it being understood that any location set forth on Schedule 7.3 shall not be considered a "new location" for purposes of this Section 9.2) within the continental United States provided Borrower (a) gives Lender thirty (30) days prior written notice of the intended opening of any such new location and (b) executes and delivers, or causes to be executed and delivered, to Lender such agreements, documents, and instruments as Lender may deem reasonably necessary or desirable to protect its interests in the Collateral at such location, including UCC financing statements.

         9.3      Compliance with Laws, Regulations, Etc.

                  (a) Borrower shall, at all times, comply in all material respects with all laws, rules, regulations, licenses, permits, approvals and orders applicable to it and duly observe all requirements of any Federal, State or local governmental authority, including the Employee Retirement Security Act of 1974, as amended, the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, and all statutes, rules, regulations, orders, permits and stipulations relating to environmental pollution and employee health and safety, including all of the Environmental Laws.

                  (b) Borrower shall establish and maintain, at its expense, a system to assure and monitor its continued compliance with all Environmental Laws in all of its operations, which system shall include annual reviews of such compliance by employees or agents of Borrower who are familiar with the requirements of the Environmental Laws. Copies of all environmental surveys, audits, assessments, feasibility studies and results of remedial investigations shall be promptly furnished, or caused to be furnished, by Borrower to Lender. Borrower shall take prompt and appropriate action to respond to any non-compliance with any of the Environmental Laws and shall regularly report to Lender on such response.

                  (c) Borrower shall give both oral and written notice to Lender immediately upon Borrower's receipt of any notice of, or Borrower's otherwise obtaining knowledge of, (i) the occurrence of any event involving the release, spill or discharge, threatened or actual, of any Hazardous Material or
(ii) any investigation, proceeding, complaint, order, directive, claims, citation or notice with respect to: (A) any non-compliance with or violation of any Environmental Law by Borrower or (B) the release, spill or discharge, threatened or actual, of any Hazardous Material or (C) the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or (D) any other environmental, health or safety matter, which affects Borrower or its business, operations or assets or any properties at which Borrower transported, stored or disposed of any Hazardous Materials.

                  (d) Without limiting the generality of the foregoing, whenever Lender reasonably determines that there is non-compliance, or any condition which requires any action by or on behalf of Borrower in order to avoid any material non-compliance, with any Environmental Law, Borrower shall, at Lender's request and Borrower's expense: (i) cause an independent environmental engineer acceptable to Lender to conduct such tests of the site where Borrower's non-compliance or alleged non-compliance with such Environmental Laws has occurred as to such non-compliance and prepare and deliver to Lender a report as to such non-compliance setting forth the results of such tests, a proposed plan for responding to any

                                                                    EXHIBIT 10.2

environmental problems described therein, and an estimate of the costs thereof and (ii) provide to Lender a supplemental report of such engineer whenever the scope of such non-compliance, or Borrower's response thereto or the estimated costs thereof, shall change in any material respect.

                  (e) Borrower shall indemnify and hold harmless Lender, its directors, officers, employees, agents, invitees, representatives, successors and assigns, from and against any and all losses, claims, damages, liabilities, costs, and expenses (including attorneys' fees and legal expenses) directly or indirectly arising out of or attributable to the use, generation, manufacture, reproduction, storage, release, threatened release, spill, discharge, disposal or presence of a Hazardous Material, including the costs of any required or necessary repair, cleanup or other remedial work with respect to any property of Borrower and the preparation and implementation of any closure, remedial or other required plans. All representations, warranties, covenants and indemnifications in this Section 9.3 shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

         9.4 Payment of Taxes and Claims. Borrower shall duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets, except for taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books. Borrower shall be liable for any tax or penalties imposed on Lender as a result of the financing arrangements provided for herein and Borrower agrees to indemnify and hold Lender harmless with respect to the foregoing, and to repay to Lender on demand the amount thereof, and until paid by Borrower such amount shall be added and deemed part of the Loans, provided, that, nothing contained herein shall be construed to require Borrower to pay any income or franchise taxes attributable to the income of Lender from any amounts charged or paid hereunder to Lender. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

         9.5 Insurance. Borrower shall, at all times, maintain with financially sound and reputable insurers insurance with respect to the Collateral against loss or damage and all other insurance of the kinds and in the amounts customarily insured against or carried by corporations of established reputation engaged in the same or similar businesses and similarly situated. Said policies of insurance shall be satisfactory to Lender as to form, amount and insurer. Borrower shall furnish certificates, policies or endorsements to Lender as Lender shall require as proof of such insurance, and, if Borrower fails to do so, Lender is authorized, but not required, to obtain such insurance at the expense of Borrower. All policies shall provide for at least thirty (30) days prior written notice to Lender of any cancellation or reduction of coverage and that Lender may act as attorney for Borrower in obtaining, and at any time an Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance. Borrower shall cause Lender to be named as a loss payee and an additional insured (but without any liability for any premiums) under such insurance policies and Borrower shall obtain non-contributory lender's loss payable endorsements to all insurance policies in form and substance satisfactory to Lender. Such lender's loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Lender as its interests may appear and further specify that Lender shall be paid regardless of any act or omission by Borrower or any of its affiliates. At its option, Lender may apply any insurance proceeds received by Lender at any time to the cost of

                                                                    EXHIBIT 10.2

repairs or replacement of Collateral and/or to payment of the Obligations, whether or not then due, in any order and in such manner as Lender may determine or hold such proceeds as cash collateral for the Obligations.

         9.6      Financial Statements and Other Information.

                  (a) Borrower shall keep proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of Borrower and its subsidiaries (if any) in accordance with GAAP and Borrower shall furnish or cause to be furnished to Lender: (i) within forty-five (45) days after the end of each fiscal month, monthly unaudited consolidated financial statements, and, if Borrower has any subsidiaries, unaudited consolidating financial statements (including in each case balance sheets, statements of income and loss, and, at Lender's request, statements of cash flow, and statements of shareholders' equity), all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrower and its subsidiaries as of the end of and through such fiscal month; (ii) within ninety (90) days after the end of each fiscal year, audited consolidated financial statements of Holdings and its subsidiaries (including consolidating financial statements of Borrower and its subsidiaries) (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrower and its subsidiaries as of the end of and for such fiscal year, together with the unqualified opinion of independent certified public accountants, which accountants shall be an independent accounting firm selected by Borrower and reasonably acceptable to Lender, that such financial statements have been prepared in accordance with GAAP, and present fairly the results of operations and financial condition of Borrower and its subsidiaries as of the end of and for the fiscal year then ended; (iii) simultaneously with the delivery of the financial statements as required by subsection (iv) above, the calculation of the level of Tax Distributions for such fiscal year, and (iv) simultaneously with the delivery of the financial statements required by subsection (i) above for the third, sixth and ninth months of each fiscal year of Borrower or as required by subsection (ii) above for each fiscal year of Borrower, copies of all compliance certificates delivered to IBM Credit for the fiscal quarter or year then ended and copies of all amendments to or other modifications of the Management Agreement effected during such period.

                  (b) Borrower shall promptly notify Lender in writing of the details of (i) any loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or any other property which is security for the Obligations or which would result in any material adverse change in Borrower's business, properties, assets, goodwill or condition, financial or otherwise and
(ii) the occurrence of any Event of Default or event which, with the passage of time or giving of notice or both, would constitute an Event of Default.

                  (c) Borrower shall promptly after the sending or filing thereof furnish or cause to be furnished to Lender copies of all reports which Borrower sends to its stockholders generally and copies of all reports and registration statements which Borrower files with the Securities and Exchange Commission, any national securities exchange or the National Association of Securities Dealers, Inc.

                                                                    EXHIBIT 10.2

                  (d) Borrower shall furnish or cause to be furnished to Lender such budgets, forecasts, projections and other information respecting the Collateral and the business of Borrower, as Lender may, from time to time, reasonably request. Lender is hereby authorized to deliver a copy of any financial statement or any other information relating to the business of Borrower to any court or other government agency or to any participant or assignee or prospective participant or assignee so long as such Assignee or participant (or prospective assignee or participant) shall have first agreed in writing to treat such information as confidential. Borrower hereby irrevocably authorizes and directs all accountants or auditors to deliver to Lender, at Borrower's expense, copies of the financial statements of Borrower and any reports or management letters prepared by such accountants or auditors on behalf of Borrower and to disclose to Lender such information as they may have regarding the business of Borrower. Any documents, schedules, invoices or other papers delivered to Lender may be destroyed or otherwise disposed of by Lender one (1) year after the same are delivered to Lender, except as otherwise designated by Borrower to Lender in writing.

                  (e) Borrower shall furnish or cause to be furnished to Lender a copy of Borrower's and Holding's U.S. Income Tax Returns and related Schedules K-1, promptly after the filing thereof.

         9.7 Sale of Assets, Consolidation, Merger, Dissolution, Etc. Borrower shall not, directly or indirectly, (a) merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it, or (b) sell, assign, lease, transfer, abandon or otherwise dispose of any stock or indebtedness to any other Person or any of its assets to any other Person (except for (i) sales of Inventory in the ordinary course of business and (ii) the disposition of worn-out or obsolete Equipment or Equipment no longer used in the business of Borrower so long as (A) if an Event of Default exists or has occurred and is continuing, any proceeds are paid to Lender and (B) such sales do not involve Equipment having an aggregate fair market value in excess of $100,000 for all such Equipment disposed of in any fiscal year of Borrower), or (c) form or acquire any subsidiaries, or (d) wind up, liquidate or dissolve or (e) agree to do any of the foregoing.

         9.8 Encumbrances. Borrower shall not create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or properties, including the Collateral, except: (a) the liens and security interests of Lender; (b) liens securing the payment of taxes, either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books; (c) non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of Borrower's business to the extent: (i) such liens secure indebtedness which is not overdue or (ii) such liens secure indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to Borrower, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books; (d) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of real property which do not interfere in any material respect with the use of such real property or

                                                                    EXHIBIT 10.2

ordinary conduct of the business of Borrower as presently conducted thereon or materially impair the value of the real property which may be subject thereto;
(e) purchase money security interests in Equipment (including capital leases) and purchase money mortgages on real estate not to exceed $250,000 in the aggregate at any time outstanding so long as such security interests and mortgages do not apply to any property of Borrower other than the Equipment or real estate so acquired, and the indebtedness secured thereby does not exceed the cost of the Equipment or real estate so acquired, as the case may be; (f) the liens and security interests of IBM Credit on the assets of Borrower to secure the indebtedness of Borrower to IBM Credit permitted under Section 9.9 hereof, which liens and security interests are subject to the Intercreditor Agreement; and (g) the security interests and liens set forth on Schedule 8.4 hereto.

         9.9 Indebtedness. Borrower shall not incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any obligations or indebtedness, except:

                  (a)      the Obligations;

                  (b) trade obligations and normal accruals in the ordinary course of business not yet due and payable, or with respect to which Borrower is contesting in good faith the amount or validity thereof by appropriate proceedings diligently pursued and available to Borrower and with respect to which adequate reserves have been set aside on its books;

                  (c) pursuant to any currency swap agreement designed to alter the risks which may arise from fluxuations in currency values;

                  (d) purchase money indebtedness (including capital leases) to the extent not incurred or secured by liens (including capital leases) in violation of any other provision of this Agreement;

                  (e) indebtedness of Borrower to IBM Credit evidenced by that certain Agreement for Inventory Financing, as the same may be amended in accordance with the Intercreditor Agreement, issued by Borrower payable to IBM Credit, which indebtedness is subject to the Intercreditor Agreement;

                  (f) unsecured indebtedness of Borrower to Holdings in an aggregate amount not to exceed $1,000,000 plus accrued interest;

                  (g) indebtedness of Borrower to PFS evidenced by that certain Subordinated Demand Note, dated September, 2001, issued by Borrower payable to PFS (the "PFS Subordinated Demand Note") which indebtedness is subject and subordinate in right of payment to the right of Lender to receive the prior final payment and satisfaction in full of all of the Obligations, and refinancings or replacements thereof subordinated at least to the same extent and otherwise on terms and conditions acceptable to Lender in its discretion; provided, that: (i) the principal amount of such indebtedness shall be satisfactory to Lender in its sole discretion, (ii) Borrower may make any payments in respect of such indebtedness in accordance with the terms of such agreement or instrument as in effect on the date hereof, provided, that, (A) no Event of Default, or event which with notice or passage of time or both would constitute an

                                                                    EXHIBIT 10.2

Event of Default, shall exist or have occurred and be continuing, or would occur as a result of any such payment; (B) any such payment shall not cause the total principal amount of such indebtedness to be less than $6,500,000; and (C) the aggregate amount of Revolving Loans at the time of any such payment shall not exceed the amounts available to Borrower in accordance with Section 2.1 hereof,
(iii) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change any terms of such indebtedness or any agreement, document or instrument related thereto, or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (iv) Borrower shall furnish to Lender all notices, demands or other materials concerning such indebtedness either received by Borrower or on its behalf, promptly after receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be; and

                  (h) unsecured indebtedness of Borrower for borrowed money incurred after the date hereof owing to any person other than any shareholder, officer, director, agent, employee or affiliate of Borrower on commercially reasonable rates and terms pursuant to an arm's length transaction; provided, that, (i) Lender shall have received not less than five (5) business days prior written notice of the intention to incur such indebtedness, which notice shall set forth in reasonable detail satisfactory to Lender, the amount of such indebtedness, the person to whom such indebtedness will be owed, the interest rate, the schedule of repayments and maturity date with respect thereto and such other information as Lender may reasonably request with respect thereto, (ii) Lender shall have received true, correct and complete copies of all agreements, documents and instruments evidencing or otherwise related to such indebtedness,
(iii) the aggregate amount of such indebtedness at any time outstanding shall not exceed $15,000,000, (iv) on and before the date of incurring such indebtedness and after giving effect thereto, no Event of Default, or event which with the passage of time or both would constitute an Event of Default, shall exist or have occurred and be continuing, (v) Borrower may only make regularly scheduled payments of principal and interest in respect of such indebtedness in accordance with the terms of the agreement or instrument evidencing or giving rise to such indebtedness as in effect on the date of the execution thereof, and (vi) Borrower shall not, directly or indirectly, (A) make any prepayments or other non-mandatory payments in respect of such indebtedness, or (B) amend, modify, alter or change the terms of such indebtedness or any agreement, document or instrument related thereto, or (C) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (vii) Borrower shall furnish to Lender all notices, demands or other materials in connection with such indebtedness either received by Borrower or on its behalf, promptly after the receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be.

         9.10 Loans, Investments, Guarantees, Etc. Borrower shall not, directly or indirectly, make any loans or advance money or property to any person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the stock or indebtedness or all or a substantial part of the assets or property of any person, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly) the indebtedness, performance, obligations or dividends of any Person or agree to do any of the foregoing, except: (a) the endorsement of instruments for collection or deposit in the ordinary course of business; (b) investments in: (i) short-term direct obligations of the United States Government, (ii) negotiable certificates of deposit issued by any bank satisfactory to Lender, payable to the order of the Borrower or to bearer and delivered to

                                                                    EXHIBIT 10.2

Lender, and (iii) commercial paper rated A1 or P1; provided, that, as to any of the foregoing, unless waived in writing by Lender, Borrower shall take such actions as are deemed necessary by Lender to perfect the security interest of Lender in such investments; (c) Permitted Intercompany Loans; (d) the capitalization into equity of any amounts owing to Borrower pursuant to any Permitted Intercompany Loan, provided that, in the case of amounts owing by Supplies Canada, Borrower may only capitalize such amount as are in excess of the greater of: (i) the Net Amount of Eligible Canadian Accounts included in the lending formula pursuant to Section 2.1 hereof; or (ii) the portion of such Permitted Intercompany Loans comprised of cash advances or other advances made directly or indirectly from the proceeds of Revolving Loans; (e) pursuant to that certain Guarantee and Indemnity by Borrower in favor of N.V. Fortis Commercial Finance guarantying the obligations of Supplies Distributors S.A. in a maximum amount of 200,000 euros; and (f) the loans, advances and guarantees set forth on Schedule 9.10 hereto; provided, that, as to such loans, advances and guarantees, (i) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such loans, advances or guarantees or any agreement, document or instrument related thereto, or (B) as to such guarantees, redeem, retire, defease, purchase or otherwise acquire the obligations arising pursuant to such guarantees, or set aside or otherwise deposit or invest any sums for such purpose, and (ii) Borrower shall furnish to Lender all notices or demands in connection with such loans, advances or guarantees or other indebtedness subject to such guarantees either received by Borrower or on its behalf, promptly after the receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be.

         9.11 Dividends and Redemptions. Borrower shall not, directly or indirectly, declare or pay any dividends on account of any shares of class of capital stock of Borrower now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration other than common stock or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing unless after giving effect to the dividend as of its declaration date, (a) Excess Availability and the 30 Day Average Excess Availability shall be not less than $100,000, (b) no Event of Default shall exist after giving effect to the transactions contemplated herein and such declaration and (c) the aggregate amount of all such dividends does not exceed $600,000 per year. Notwithstanding the foregoing, Borrower may make Tax Distributions.

         9.12 Transactions with Affiliates. Borrower shall not, directly or indirectly, (a) purchase, acquire or lease any property from, or sell, transfer or lease any property to, any officer, director, agent or other person affiliated with Borrower, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms no less favorable to the Borrower than Borrower would obtain in a comparable arm's length transaction with an unaffiliated person or (b) make any payments of management, consulting or other fees for management or similar services, or of any indebtedness owing to any officer, employee, shareholder, director or other person affiliated with Borrower except (i) reasonable compensation to officers, employees and directors for services rendered to Borrower in the ordinary course of business; (ii) in accordance with the Management Agreement attached

                                                                    EXHIBIT 10.2

hereto as Exhibit 9.12; or (iii) Permitted Intercompany Loans, to the extent permitted under Section 9.10 hereof.

         9.13 Additional Bank Accounts. Borrower shall not, directly or indirectly, open, establish or maintain any deposit account, investment account or any other account with any bank or other financial institution, other than the Blocked Accounts and the accounts set forth in Schedule 8.8 hereto, except:
(a) as to any new or additional Blocked Accounts and other such new or additional accounts which contain any Collateral or proceeds thereof, with the prior written consent of Lender and subject to such conditions thereto as Lender may establish and (b) as to any accounts used by Borrower to make payments of payroll, taxes or other obligations to third parties, after prior written notice to Lender.

         9.14     Net Worth

                  (a) Borrower shall, at all times, maintain Net Worth of not less than zero.

                  (b) Borrower shall, at all times, maintain a Modified Net Worth of not less than the following amounts during the corresponding time periods set forth below:

                    PERIOD                          MINIMUM NET WORTH
--------------------------------------------------------------------------------
for the period commencing on the date                   $  950,000
hereof through and including March 29, 2003
--------------------------------------------------------------------------------
for the period commencing on March 29,                  $1,100,000
2003 and at all times thereafter
--------------------------------------------------------------------------------

         9.15     Compliance with ERISA.

                  (a) Borrower shall not with respect to any "employee benefit plans" maintained by Borrower or any of its ERISA Affiliates: (i) terminate any of such employee benefit plans so as to incur any liability to the Pension Benefit Guaranty Corporation established pursuant to ERISA, (ii) allow or suffer to exist any prohibited transaction involving any of such employee benefit plans or any trust created thereunder which would subject Borrower or such ERISA Affiliate to a tax or penalty or other liability on prohibited transactions imposed under Section 4975 of the Code or ERISA, (iii) fail to pay to any such employee benefit plan any contribution which it is obligated to pay under Section 302 of ERISA, Section 412 of the Code or the terms of such plan,
(iv) allow or suffer to exist any accumulated funding deficiency, whether or not waived, with respect to any such employee benefit plan, (v) allow or suffer to exist any occurrence of a reportable event or any other event or condition which presents a material risk of termination by the Pension Benefit Guaranty Corporation of any such employee benefit plan that is a single employer plan, which termination could result in any liability to the Pension Benefit

                                                                    EXHIBIT 10.2

Guaranty Corporation or (vi) incur any withdrawal liability with respect to any multiemployer pension plan.

                  (b) As used in this Section 9.15, the terms "employee benefit plans", "accumulated funding deficiency" and "reportable event" shall have the respective meanings assigned to them in ERISA, and the term "prohibited transaction" shall have the meaning assigned to it in Section 4975 of the Code and ERISA.

         9.16     Costs and Expenses.

                  (a) Borrower shall pay to Lender on demand all costs, expenses, filing fees and taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Lender's rights in the Collateral, this Agreement, the other Financing Agreements and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) all insurance premiums, appraisal fees and search fees; (c) costs and expenses of remitting loan proceeds, collecting checks and other items of payment, and establishing and maintaining the Blocked Accounts, together with Lender's customary charges and fees with respect thereto; (d) costs and expenses of preserving and protecting the Collateral; (e) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of Lender, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other Financing Agreements or defending any claims made or threatened against Lender arising out of the transactions contemplated hereby and thereby (including preparations for and consultations concerning any such matters); (f) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the Collateral and Borrower's operations, plus a per diem charge at the rate of $750.00 per person per day for Lender's examiners in the field and office; and (g) the fees and disbursements of counsel (including legal assistants) to Lender in connection with any of the foregoing.

                  (b) costs and expenses and fees for insurance premiums, environmental audits, surveys, assessments, engineering reports and inspections, appraisal fees and search fees;

         9.17 Compliance with Other Documents. Borrower shall comply with the terms of the IBM Master Distributor Agreement, the Sales Force Agreement, the Management Agreement, and the Agreement for Inventory Financing in accordance with the terms as set forth therein.

         9.18 Amendments to Other Documents. Borrower shall not modify or amend the terms of the Supplies Canada Note, the PFS Subordinated Demand Note, the IBM Master Distributor Agreement, the Sales Force Agreement, the Management Agreement (except for any modification thereto that does not adversely affect any interest of Borrower or Lender or any amendment to Appendix D -- Service Fee Agreement), or the Agreement for Inventory

                                                                    EXHIBIT 10.2

Financing, each as in effect on the date hereof, except with the prior written consent of Lender, which consent shall not be unreasonably withheld.

         9.19 Ownership of Supplies Canada. Borrower shall continue to own and control one hundred percent (100%) of the capital stock of Supplies Canada.

         9.20 Further Assurances. At the request of Lender at any time and from time to time, Borrower shall, at its expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Financing Agreements. Lender may at any time and from time to time request a certificate from an officer of Borrower representing that all conditions precedent to the making of Loans and providing Letter of Credit Accommodations contained herein are satisfied. In the event of such request by Lender, Lender may, at its option, cease to make any further Loans or provide any further Letter of Credit Accommodations until Lender has received such certificate and, in addition, Lender has determined that such conditions are satisfied. Where permitted by law, Borrower hereby authorizes Lender to execute and file one or more UCC financing statements signed only by Lender.

SECTION 10. EVENTS OF DEFAULT AND REMEDIES

         10.1 Events of Default. The occurrence or existence of any one or more of the following events are referred to herein individually as an "Event of Default", and collectively as "Events of Default":

                  (a) Borrower fails to pay when due any of the Obligations or fails to perform any of the terms, covenants, conditions or provisions contained in this Agreement or any of the other Financing Agreements;

                  (b) any representation, warranty or statement of fact made by Borrower to Lender in this Agreement, the other Financing Agreements or any other agreement, schedule, confirmatory assignment or otherwise shall when made or deemed made be false or misleading in any material respect;

                  (c) any Obligor revokes, terminates or fails to perform any of the terms, covenants, conditions or provisions of any guarantee, endorsement or other agreement of such party in favor of Lender;

                  (d) any judgment for the payment of money is rendered against Borrower or any Obligor in excess of $200,000 in any one case or in excess of $300,000 in the aggregate and shall remain undischarged or unvacated for a period in excess of thirty (30) days or execution shall at any time not be effectively stayed, or any judgment other than for the payment of money, or injunction, attachment, garnishment or execution is rendered against Borrower or any Obligor or any of their assets;

                                                                    EXHIBIT 10.2

                  (e) any Obligor (being a natural person or a general partner of an Obligor which is a partnership) dies or Borrower or any Obligor, which is a partnership, limited liability company, limited liability partnership or a corporation, dissolves or suspends or discontinues doing business;

                  (f) Borrower or any Obligor becomes insolvent (however defined or evidenced), makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a meeting of its creditors or principal creditors;

                  (g) a case or proceeding under the bankruptcy laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed against Borrower or any Obligor or all or any part of its properties and such petition or application is not dismissed within thirty (30) days after the date of its filing or Borrower or any Obligor shall file any answer admitting or not contesting such petition or application or indicates its consent to, acquiescence in or approval of, any such action or proceeding or the relief requested is granted sooner;

                  (h) a case or proceeding under the bankruptcy laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at a law or equity) is filed by Borrower or any Obligor or for all or any part of its property; or

                  (i) any default by Borrower or any Obligor under any agreement, document or instrument relating to any indebtedness for borrowed money owing to any person other than Lender, or any capitalized lease obligations, contingent indebtedness in connection with any guarantee, letter of credit, indemnity or similar type of instrument in favor of any person other than Lender, in any case in an amount in excess of $500,000, which default continues for more than the applicable cure period, if any, with respect thereto, or any default by Borrower or any Obligor under any material contract, lease, license or other obligation to any person other than Lender, which default continues for more than the applicable cure period, if any, with respect thereto;

                  (j)      any change in the controlling ownership of Borrower;

                  (k) the indictment or threatened indictment of Borrower or any Obligor under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against Borrower or any Obligor, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any of the property of Borrower or such Obligor;

                  (l) there shall be a material adverse change in the business, assets or prospects of Borrower or any Obligor after the date hereof;

                                                                    EXHIBIT 10.2

                  (m) there shall be an event of default under any of the other Financing Agreements (including, without limitation, the Supplies Canada Note Documents);

                  (n)      the Supplies Canada Note Documents are terminated;

                  (o) IBM ceases to supply products to Borrower in accordance with the terms of the IBM Master Distributor Agreement; or

                  (p) the IBM Master Distributor Agreement, the Sales Force Agreement, the Management Agreement, or the Inventory and Working Capital Agreement expires or is terminated.

         10.2     Remedies.

                  (a) At any time an Event of Default exists or has occurred and is continuing, Lender shall have all rights and remedies provided in this Agreement, the other Financing Agreements, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to or consent by Borrower or any Obligor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Lender hereunder, under any of the other Financing Agreements, the Uniform Commercial Code or other applicable law, are cumulative, not exclusive and enforceable, in Lender's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Borrower of this Agreement or any of the other Financing Agreements. Lender may, at any time or times, proceed directly against Borrower or any Obligor to collect the Obligations without prior recourse to the Collateral.

                  (b) Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing, Lender may, in its discretion and without limitation, (i) accelerate the payment of all Obligations and demand immediate payment thereof to Lender (provided, that, upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h), all Obligations shall automatically become immediately due and payable), (ii) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (iii) require Borrower, at Borrower's expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender, (iv) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (v) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, (vi) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Borrower, which

                                                                    EXHIBIT 10.2

right or equity of redemption is hereby expressly waived and released by Borrower and/or (vii) terminate this Agreement. If any of the Collateral is sold or leased by Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Lender. If notice of disposition of Collateral is required by law, five (5) days prior notice by Lender to Borrower designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrower waives any other notice. In the event Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Borrower waives the posting of any bond which might otherwise be required.

                  (c) Lender may apply the cash proceeds of Collateral actually received by Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in such order as Lender may elect, whether or not then due. Borrower shall remain liable to Lender for the payment of any deficiency with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including attorneys' fees and legal expenses.

                  (d) Without limiting the foregoing, upon the occurrence of an Event of Default or an event which with notice or passage of time or both would constitute an Event of Default, Lender may, at its option, without notice,
(i) cease making Loans or reduce the lending formulas or amounts of Revolving Loans available to Borrower and/or (ii) terminate any provision of this Agreement providing for any future Loans to be made by Lender to Borrower.

SECTION 11. JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW

         11.1 Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

                  (a) The validity, interpretation and enforcement of this Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Texas (without giving effect to principles of conflicts of law).

                  (b) Borrower and Lender irrevocably consent and submit to the non-exclusive jurisdiction of the State of Texas and the United States District Court for the Northern District of Texas and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction which

                                                                    EXHIBIT 10.2

Lender deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Borrower or its property).

                  (c) Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lender's option, by service upon Borrower in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Borrower shall appear in answer to such process, failing which Borrower shall be deemed in default and judgment may be entered by Lender against Borrower for the amount of the claim and other relief requested.

                  (d) BORROWER AND LENDER EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWER AND LENDER EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT BORROWER OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  (e) Lender shall not have any liability to Borrower (whether in tort, contract, equity or otherwise) for losses suffered by Borrower in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Lender, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement.

         11.2 Waiver of Notices. Borrower hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on Borrower which Lender may elect to give shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

         11.3 Amendments and Waivers. Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written

                                                                    EXHIBIT 10.2

agreement signed by an authorized officer of Lender, and as to amendments, as also signed by an authorized officer of Borrower. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

         11.4 Waiver of Counterclaims. Borrower waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

         11.5 Indemnification. BORROWER SHALL INDEMNIFY AND HOLD LENDER, AND ITS DIRECTORS, AGENTS, EMPLOYEES AND COUNSEL, HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES, COSTS OR EXPENSES IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY OF THEM IN CONNECTION WITH ANY LITIGATION, INVESTIGATION, CLAIM OR PROCEEDING COMMENDED OR THREATENED RELATED TO THE NEGOTIATION, PREPARATION, EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE OR ADMINISTRATION OF THIS AGREEMENT, ANY OTHER FINANCING AGREEMENTS, OR ANY UNDERTAKING OR PROCEEDING RELATED TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION, EVENT OR TRANSACTION RELATED OR ATTENDANT THERETO, INCLUDING AMOUNTS PAID IN SETTLEMENT, COURT COSTS, AND THE FEES AND EXPENSES OF COUNSEL. TO THE EXTENT THAT THE UNDERTAKING TO INDEMNIFY, PAY AND HOLD HARMLESS SET FORTH IN THIS SECTION MAY BE UNENFORCEABLE BECAUSE IT VIOLATES ANY LAW OR PUBLIC POLICY, BORROWER SHALL PAY THE MAXIMUM PORTION WHICH IT IS PERMITTED TO PAY UNDER APPLICABLE LAW TO LENDER IN SATISFACTION OF INDEMNIFIED MATTERS UNDER THIS SECTION. THE FOREGOING INDEMNITY SHALL SURVIVE THE PAYMENT OF THE OBLIGATIONS AND THE TERMINATION OR NON-RENEWAL OF THIS AGREEMENT.

SECTION 12. TERM OF AGREEMENT; MISCELLANEOUS

         12.1     Term.

                  (a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the earlier to occur of (i) the date three (3) years from the date hereof, or (ii) the date on which the parties to the IBM Master Distributor Agreement shall no longer operate under the terms of such agreement and/or IBM no longer supplies products pursuant to such

                                                                    EXHIBIT 10.2

agreement to Borrower (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof; provided, that, Lender may, at its option, extend the Renewal Date giving Borrower notice at least sixty (60) days prior to the Renewal Date. Lender or Borrower (subject to Lender's right to extend the Renewal Date as provided above) may terminate this Agreement and the other Financing Agreements effective on the Renewal Date or on the anniversary of the Renewal Date in any year by giving to the other party at least sixty (60) days prior written notice; provided, that, this Agreement and all other Financing Agreements must be terminated simultaneously. Upon the effective date of termination or non-renewal of the Financing Agreements, Borrower shall pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys' fees and legal expenses, in connection with any contingent Obligations, checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment. Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Lender, as Lender may, in its discretion, designate in writing to Borrower for such purpose. Interest shall be due until and including the next business day, if the amounts so paid by Borrower to the bank account designated by Lender are received in such bank account later than 12:00 noon, Dallas, Texas time.

                  (b) No termination of this Agreement or the other Financing Agreements shall relieve or discharge Borrower of its respective duties, obligations and covenants under this Agreement or the other Financing Agreements until all Obligations have been fully and finally discharged and paid, and Lender's continuing security interest in the Collateral and the rights and remedies of Lender hereunder, under the other Financing Agreements and applicable law, shall remain in effect until all such Obligations have been fully and finally discharged and paid.

                  (c) If for any reason this Agreement is terminated prior to the end of the then current term or renewal term of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrower agrees to pay to Lender, upon the effective date of such termination, an early termination fee in the amount set forth below if such termination is effective in the period indicated:

         Amount                                      Period
         ------                                      ------
(1) 2.0% of Maximum Credit          From the date hereof to and including March
                                    29, 2003
(2) 1.0% of Maximum Credit          From March 30, 2003 to and including March
                                    29, 2004
(3) .50% of Maximum Credit          From March 30, 2004 and thereafter

Such early termination fee shall be presumed to be the amount of damages sustained by Lender as a result of such early termination and Borrower agrees that it is reasonable under the

                                                                    EXHIBIT 10.2

circumstances currently existing. In addition, Lender shall be entitled to such early termination fee upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h) hereof, even if Lender does not exercise its right to terminate this Agreement, but elects, at its option, to provide financing to Borrower or permit the use of cash collateral under the United States Bankruptcy Code. The early termination fee provided for in this Section 12.1 shall be deemed included in the Obligations. Notwithstanding anything contained herein to the contrary, the early termination fee shall not apply to any early termination as the result of a complete refinancing of the Loans by First Union National Bank.

         12.2 Notices. All notices, requests and demands hereunder shall be in writing and (a) made to Lender at its address set forth below and to Borrower at its chief executive office set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

         12.3 Partial Invalidity. If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

         12.4 Successors. This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon and inure to the benefit of and be enforceable by Lender, Borrower and their respective successors and assigns, except that Borrower may not assign its rights under this Agreement, the other Financing Agreements and any other document referred to herein or therein without the prior written consent of Lender. Lender may, after notice to Borrower, assign its rights and delegate its obligations under this Agreement and the other Financing Agreements and further may assign, or sell participations in, all or any part of the Loans, the Letter of Credit Accommodations or any other interest herein to another financial institution or other person, in which event, the assignee or participant shall have, to the extent of such assignment or participation, the same rights and benefits as it would have if it were the Lender hereunder, except as otherwise provided by the terms of such assignment or participation.

         12.5 Entire Agreement. This Agreement, the other Financing Agreements, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Agreement and any schedule or exhibit hereto, the terms of this Agreement shall govern.

                                                                    EXHIBIT 10.2

         12.6 NONAPPLICABILITY OF ARTICLE 5069-15.01 ET SEQ. BORROWER AND LENDER HEREBY AGREE THAT, EXCEPT FOR SECTION 15.10(B) THEREOF, THE PROVISIONS OF TEX. REV. CIV. STAT. ANN. ART. 5069-15.01 ET SEQ. (VERNON 1987) (REGULATING CERTAIN REVOLVING CREDIT LOANS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS.

         12.7 WAIVER OF CONSUMER RIGHTS. BORROWER HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT, SECTION 17.41 ET. SEQ. BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF THE BORROWER'S OWN SELECTION, BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER. BORROWER EXPRESSLY WARRANTS AND REPRESENTS THAT THE BORROWER (a) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO LENDER, AND (b) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

                       BORROWER HAS READ AND UNDERSTANDS
                  SECTION 12.7: ___________________(INITIALS OF
                         AUTHORIZED OFFICER OF BORROWER)

         12.8 ORAL AGREEMENTS INEFFECTIVE. THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND THE SAME MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            BORROWER AND LENDER EACH
                            READ AND UNDERSTAND THIS
                                  SECTION 12.8:

          ________________ (INITIALS OF AUTHORIZED OFFICER OF BORROWER)
          ________________ (INITIALS OF AUTHORIZED OFFICER OF LENDER)

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Lender and Borrower have caused these present to be duly executed as of the day and year first above written

                                    LENDER

                                    CONGRESS FINANCIAL CORPORATION
                                    (SOUTHWEST)

                                    By:_________________________________________
                                       Mike Sheff
                                       Senior Vice President

                                    Address:

                                    1201 Main Street, Suite 1625
                                    Dallas, Texas 75202

                                    BORROWER

                                    SUPPLIES DISTRIBUTORS, INC.

                                    By:_________________________________________
                                       Joe Farrell
                                       President and Chief Executive Officer

                                    Address:

                                    500 North Central Expressway, 5th Floor
                                    Plano, Texas 75074